FIFTH AMENDED AND RESTATED REVOLVING

                            CREDIT AND TERM LOAN AGREEMENT

                                        Among

                            GULF ISLAND FABRICATION, INC.,
                                     As Borrower,


                           FIRST NATIONAL BANK OF COMMERCE

                                         AND

                                WHITNEY NATIONAL BANK,
                                      As Banks,

                                         AND

                           FIRST NATIONAL BANK OF COMMERCE,
                                       As Agent


                        Dated effective as of October 24, 1996


                                  TABLE OF CONTENTS

        Section 1. Commitment of Banks to Renew Indebtedness..............5
               1.1  Term Credit Facility................................. 6
               1.2  Revolving Credit Facility............................ 7
               1.3  Borrowing Procedure Under the Credit Facilities...... 8
               1.4  Terms and Conditions Governing Letters of Credit..... 8

        Section 2. Notes Evidencing Borrowings............................9
               2.1  Term Notes........................................... 9
               2.2  Revolving Notes..................................... 10
               2.3  No Novation......................................... 10

        Section 3. Interest and Fees.....................................10
               3.1  Interest -- Term Credit Facility.................... 10
               3.2  Interest -- Revolving Credit Facility............... 11
               3.3  Default Rate........................................ 11
               3.4  Prime Rate ..........................................12
               3.5  Commitment Fee...................................... 12
               3.6  Method of Calculating Interest and Fees .............12
               3.7  Interest Rate Options............................... 12

        Section 4.  Payments, Prepayments, and Reduction or Termination
                     of the Credit Facility..............................17
               4.1  Method of Payment................................... 17
               4.2  Sharing of Payments................................. 18
               4.3  Payments Without Deduction ..........................19
               4.4  Prepayments -- Term Credit Facility................. 19
               4.5  Borrowing Base for Revolving Credit Facility; Mandatory
                    Prepayments..........................................19
               4.6  Reduction of Credit................................. 20

        Section 5.  Collateral...........................................21
               5.1  Security for the Credit Facility 21

        Section 6.  Representations and Warranties of Borrower...........26
               6.1  Corporate Existence .................................26
               6.2  Authorization; Validity .............................26
               6.3  No Conflicts ........................................26
               6.4  Financial Statements ................................27
               6.5  Litigation.......................................... 27
               6.6  Liens ...............................................27
               6.7  Subsidiaries........................................ 27
               6.8  Purpose .............................................27
               6.9  Use of Proceeds; Margin Securities ..................28
               6.10 Compliance with ERISA............................... 28
               6.11 Consents ............................................28
               6.12 Tax Returns .........................................28
               6.13 Ownership of Borrower............................... 29
               6.14 Operation of Business............................... 29
               6.15 Rights in Properties; Liens......................... 29
               6.16 Debt ................................................29
               6.17 Disclosure ..........................................29
               6.18 Registered Office; Principal Place of Business;
                    Location of Collateral...............................29
                6.19 Investment Company Act.............................. 30
                6.20 Other Agreements.................................... 30
                6.21 Compliance with Law .................................30
                6.22 Corporate Name...................................... 31
                6.23 Collateral ..........................................32
                6.24 Taxpayer I.D. Number ................................32

        Section 7. Borrower's Covenants..................................32
               7.1  Financial Statements................................ 32
               7.2  Access.............................................. 33
               7.3  Insurance ...........................................33
               7.4  Repair.............................................. 33
               7.5  Taxes ...............................................34
               7.6  Corporate Existence................................. 34
               7.7  Merger.............................................. 34
               7.8  Compliance ..........................................34
               7.9  Use of Proceeds .....................................35
               7.10 Financial Covenants .................................36
               7.11 Liens ...............................................36
               7.12 Debt ................................................37
               7.13 Redemptions, etc. ...................................37
               7.14 Capital Expenditures................................ 38
               7.15 Dividends ...........................................38
               7.16 Shareholder or Employee Loans .......................38
               7.17 Change in Business.................................. 39
               7.18 Accounts Receivable................................. 39
               7.19 Compliance with Agreements ..........................39
               7.20 Further Assurances.................................. 39
               7.21 Disposition of Assets ...............................39
               7.22 Change Tax I.D. Number.............................. 39
               7.23 Indemnity ...........................................39
               7.24 GIFI Property .......................................40

        Section 8. Conditions Precedent to Extensions of Credit..........40
               8.1  Borrower's Resolutions.............................. 41
               8.2  Notes............................................... 41
               8.3  Incumbency ..........................................41
               8.4  Certification .......................................41
               8.5  GIF Collateral Mortgage .............................41
               8.6  GIF Collateral Chattel Mortgages ....................41
               8.7  Lease Assignment ....................................41
               8.8  GIFI Collateral Chattel Mortgage ....................41
               8.9  Real Property Collateral Mortgage ...................41
               8.10 Security Agreement.................................. 42
               8.11 Financing Statement .................................42
               8.12 Other Documents .....................................42
               8.13 Opinion .............................................42
               8.14 Real Property Title Insurance .......................42

        Section  9. Additional Conditions Precedent to Advances and/or
                    Letters of Credit....................................42
               9.1  Default............................................. 43
               9.2  Warranties.......................................... 43

        Section 10. Events of Default....................................43
               10.1 Payment............................................. 43
               10.2 Other Indebtedness ..................................43
               10.3 Other Default .......................................44
               10.4 Insolvency.......................................... 44
               10.5 ERISA ...............................................44
               10.6 Agreements.......................................... 45
               10.7 Representation or Warranty.......................... 45
               10.8 Change in Ownership of Borrower .....................45

        Section 11. Agent................................................46
               11.1 Authorization and Action............................ 46
               11.2 Agent's Reliance, Etc............................... 47
               11.3 First NBC and Affiliates ............................48
               11.4 Bank Credit Decision................................ 48
               11.5 Indemnification .....................................49
               11.6 Successor Agent .....................................49
               11.7 Benefits of Section .................................50
               11.8 Change in Specified Percentage ......................50

        Section 12. General..............................................50
               12.1 Definitions .........................................50
               12.2 Financial Terms..................................... 59
               12.3 Delay ...............................................60
               12.4 Notices .............................................60
               12.5 Expenses ............................................61
               12.6 Severability........................................ 62
               12.7 Counterparts........................................ 62
               12.8 Law .................................................62
               12.9 Successors ..........................................62
               12.10 Amendments .........................................63
               12.11 Entire Agreement................................... 63
               12.12 Conflicts ..........................................63


                         FIFTH AMENDED AND RESTATED REVOLVING

                            CREDIT AND TERM LOAN AGREEMENT


               THIS FIFTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (the "Agreement") dated effective as of the 24th day of October, 1996, by and among GULF ISLAND FABRICATION, INC., a Louisiana corporation ("Borrower") (formerly known as GIFI, Inc. ("GIFI"), successor by merger to Gulf Island Fabrication, Inc., a Louisiana corporation ("GIF")), WHITNEY NATIONAL BANK, a national banking association ("Whitney"), FIRST NATIONAL BANK OF COMMERCE, a national banking association, in its individual capacity ("First NBC") (each of Whitney and First NBC being sometimes referred to individually as a "Bank" and collectively as the "Banks"), and FIRST NATIONAL BANK OF COMMERCE, a national banking association, in its capacity as agent for Banks as set forth hereinafter (the "Agent").

                                 W I T N E S S E T H:

               WHEREAS, GIF and First NBC entered into that certain Revolving Credit and Term Loan Agreement dated December 17, 1986 (the "Original Loan Agreement");

               WHEREAS, GIF and First NBC entered into that certain First Amendment to Revolving Credit and Term Loan Agreement dated as of November 3, 1987 (the "First Loan Agreement Amendment"), whereby Borrower and First NBC amended certain terms and conditions of the Original Loan Agreement;

               WHEREAS, GIF and First NBC entered into that certain Second Amendment to Revolving Credit and Term Loan Agreement, dated effective as of December 21, 1987 (the "Second Loan Agreement Amendment"), whereby GIF and First NBC amended certain terms and conditions of the Original Loan Agreement, as amended by the First Loan Agreement Amendment;

               WHEREAS, GIF and First NBC entered into that certain Third Amendment to Revolving Credit and Term Loan Agreement dated effective as of September 13, 1988 (the "Third Loan Agreement Amendment"), whereby GIF and First NBC amended certain terms and conditions of the Original Loan Agreement, as amended by the First Loan Agreement Amendment and the Second Loan Agreement Amendment (the Original Loan Agreement, as amended by the First Loan Agreement Amendment, the Second Loan Agreement Amendment and the Third Loan Agreement Amendment being hereinafter referred to as the "Loan Agreement");

               WHEREAS, GIF and First NBC entered into that certain First Amended and Restated Revolving Credit and Term Loan Agreement dated July 27, 1989, whereby GIF and First NBC further amended certain terms and conditions of the Loan Agreement and restated the Loan Agreement in its entirety (the "First Amended and Restated Loan Agreement");

               WHEREAS, GIFI and GIF entered into that certain Merger Agreement dated effective as of March 1, 1990 (the "Merger Agreement"), whereby GIF was merged into GIFI, and, contempora-neously therewith, GIFI changed its corporate name to Gulf Island Fabrication, Inc. (the "Merger");

               WHEREAS, Borrower and First NBC entered into that certain Second Amended and Restated Revolving Credit and Term Loan Agreement dated effective as of March 1, 1990, in order to reflect the Merger, to set forth further changes in their understanding concerning certain terms and conditions of the loan made pursuant to the First Amended and Restated Loan Agreement and to restate same in its entirety (the "Second Amended and Restated Loan Agreement");

               WHEREAS, pursuant to the terms of that certain Partial Assignment of Notes and Security Therefor dated October 29, 1991, (as amended or modified from time to time, the "Assignment"), First NBC assigned to Whitney an undivided one-half(1/2) interest in and to the Second Amended and Restated Loan Agreement, all notes executed by Borrower payable to the order of First NBC pursuant to the Second Amended and Restated Loan Agreement (the "Second Loan Agreement Notes") and all security for the repayment of the Second Loan Agreement Notes, as described in the Second Amended and Restated Loan Agreement (the "Second Loan Agreement Security");

               WHEREAS, as a result of the Assignment, each Bank now holds an undivided one-half (1/2) interest in and to the Second Amended and Restated Loan Agreement and all rights and obligations described therein or emanating therefrom, including, without limitation, the Second Loan Agreement Notes and the Second Loan Agreement Security;

               WHEREAS, Borrower, Banks and Agent entered into that certain Third Amended and Restated Revolving Credit and Term Loan Agreement, dated effective as of October 29, 1991 (the "Third Amended and Restated Loan Agreement"), whereby Borrower, Banks and Agent amended and restated the Second Amended and Restated Loan Agreement in order (a) to more fully reflect the agreement among the parties regarding the continuation of the loans made pursuant thereto, (b) to extend, modify and renew the obligations evidenced by the Second Amended and Restated Loan Agreement and the Second Loan Agreement Notes, (c) to reaffirm the existence and priority of the Second Loan Agreement Security and (d) to provide new security described therein (the "Third Loan Agreement Security");

               WHEREAS, Borrower, Banks and Agent entered into that certain First Amendment to Third Amended and Restated Revolving Credit and Term Loan Agreement dated effective as of July 20, 1992 (the "Third Amended and Restated Loan Agreement Amendment"), whereby Borrower and First NBC amended certain terms and conditions of the Third Amended and Restated Loan Agreement (the Third Amended and Restated Loan Agreement, as amended by the Third Amended and Restated Loan Agreement Amendment, being hereinafter referred to as the "Third Loan Agreement");

               WHEREAS, Borrower, Banks and Agent entered into that certain Fourth Amended and Restated Revolving Credit Agreement, dated effective as of February 25, 1993 (the "Fourth Amended and Restated Loan Agreement"), whereby Borrower, Banks and Agent amended and restated the Third Amended and Restated Loan Agreement in order to more fully reflect the agreement among the parties regarding the continuation of the loans made pursuant thereto;

               WHEREAS, Borrower, Banks and Agent entered into that certain First Amendment to Fourth Amended and Restated Revolving Credit Agreement, dated effective as of February 25, 1993 (the "First Fourth Amended and Restated Loan Agreement Amendment"), whereby Borrower, Banks and Agent amended certain terms and conditions of the Fourth Amended and Restated Loan Agreement;

               WHEREAS, Borrower, Banks and Agent entered into that certain Second Amendment to Fourth Amended and Restated Revolving Credit Agreement, dated effective as of April 20, 1994 (the "Second Fourth Amended and Restated Loan Agreement Amendment"), whereby Borrower, Banks and Agent further amended certain terms and conditions of the Fourth Amended and Restated Loan Agreement;

               WHEREAS, Borrower, Banks and Agent entered into that certain Third Amendment to Fourth Amended and Restated Revolving Credit Agreement, dated effective as of June 26, 1995 (the "Third Fourth Amended and Restated Loan Agreement Amendment"), whereby Borrower, Banks and Agent further amended certain terms and conditions of the Fourth Amended and Restated Loan Agreement;

               WHEREAS, Borrower, Banks and Agent entered into that certain Fourth Amendment to Fourth Amended and Restated Revolving Credit Agreement, dated effective as of May 1, 1996 (the "Fourth Fourth Amended and Restated Loan Agreement Amendment"), whereby Borrower, Banks and Agent further amended certain terms and conditions of the Fourth Amended and Restated Loan Agreement (the Fourth Amended and Restated Loan Agreement, as amended by the First Fourth Amended and Restated Loan Agreement Amendment, the Second Fourth Amended and Restated Loan Agreement Amendment, the Third Fourth Amended and Restated Loan Agreement Amendment and the Fourth Fourth Amended and Restated Loan Agreement Amendment being hereinafter referred to as the "Fourth Loan Agreement");

               WHEREAS, Borrower, Banks and Agent desire to amend and restate the Fourth Loan Agreement in order to more fully reflect the agreement among the parties regarding the continuation of the loans made pursuant thereto; and

               WHEREAS, the execution of this Agreement does not constitute a novation, prepayment or payment of the loans described in the Fourth Loan Agreement, but is an extension, modification and renewal thereof;

               NOW, THEREFORE, for and in consideration of the mutual cove-nants, agreements and undertakings herein contained, Banks and Borrower hereby agree as follows:

               Section 1. Commitment of Banks to Renew Indebtedness. Subject to the terms and conditions hereof, each Bank severally agrees that Borrower's obligations as evidenced by the Fourth Loan Agreement and the Prior Notes shall be renewed, extended, modified and restated in their entirety on the terms and conditions set forth herein. To the extent there is any conflict between the Fourth Loan Agreement and this Agreement or the Prior Notes and the Notes, the provisions of this Agreement and the Notes shall govern. To the extent this Agreement or the Notes is silent on any matter or provision contained in the Fourth Loan Agreement or the Prior Notes, such matter or provision of the Fourth Loan Agreement or the Prior Notes shall be deemed to be revoked. Borrower and Banks acknowledge and agree that (i) the renewal, extension, modification and restatement of the Loans under the terms and conditions set forth herein do not constitute a payment, prepayment or novation of the loans evidenced by the Fourth Loan Agreement and the Prior Notes and (ii) the Loans continue to be secured by the Existing Security with the original rank and priority thereof, as well as the other Collateral and Collateral Documents described herein or hereafter granted or executed, as appropriate. Subject to the terms and conditions contained herein, the maximum principal amount of the Loans evidenced by this Agreement and the Notes is TWENTY-TWO MILLION AND NO/100 DOLLARS ($22,000,000.00).

               1.1 Term Credit Facility. Banks shall make available to Borrower a non-revolving line of credit in the maximum aggregate principal amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) (the "Non-Revolving Line of Credit"), which Non-Revolving Line of Credit may be drawn upon by Borrower on any Business Day of Banks during the period from the date hereof until and including March 31, 1997, or such earlier date as may be fixed by Borrower on at least one (1) Business Day's telephonic notice to Agent, to be confirmed in writing by Borrower, in the form of actual fundings to Borrower by Banks in such amounts as Borrower may from time to time request (each such funding being hereinafter referred to individually as a "Non-Revolving Advance" and collectively as the "Non-Revolving Advances"), so long as the aggregate principal amount of all outstanding Non-Revolving Advances at any one time does not exceed the Non-Revolving Commitment. On April 1, 1997, all of Banks' obligations to make Non-Revolving Advances on the Non-Revolving Line of Credit shall cease, and shall automatically, without the necessity of any further act on the part of Banks, Agent or Borrower, convert to a term loan in a principal amount equal to the aggregate amount of all Non-Revolving Advances made by Banks to Borrower during the period from the date hereof until and including March 31, 1997. All Non-Revolving Advances repaid on the Non-Revolving Line of Credit shall not be reborrowed but shall reduce the Non-Revolving Commitment on a dollar-for-dollar basis. The credit facility described in this Section 1.1 is hereinafter referred to as the "Term Credit Facility".

               1.2 Revolving Credit Facility. Banks shall make available to Borrower a revolving line of credit (the "Revolving Credit Facility"; each of the Term Credit Facility and the Revolving Credit Facility being hereinafter sometimes referred to individually as a "Credit Facility" and collectively as the "Credit Facilities"), which Revolving Credit Facility may be drawn upon by Borrower on any Business Day of Banks during the period from the date hereof until and including December 31, 1998, or such earlier date as may be fixed by Borrower on at least one (1) Business Day's telephonic notice to Agent, to be confirmed in writing by Borrower, in the form of the issuance by Banks on behalf of and for the account of Borrower of irrevocable stand-by letters of credit in the form provided for by, and containing such terms and conditions as are acceptable to, Banks and in such amounts as Borrower may from time to time request (each such letter of credit, as well as any letters of credit issued pursuant to and in accordance with the Fourth Loan Agreement which remain outstanding on the date hereof, being hereinafter referred to individually as a "Letter of Credit" and collectively as the "Letters of Credit") or in the form of actual fundings to Borrower by Banks in such amounts as Borrower may from time to time request (each such funding, as well as the aggregate amount of the Prior Notes previously funded by Banks and outstanding on the date hereof, being hereinafter referred to individually as a "Revolving Advance" and collectively as the "Revolving Advances"), so long as (a) the aggregate principal amount of all Letters of Credit outstanding at any one time does not exceed the LC Commitment and (b) the aggregate principal amount of all Letters of Credit and of all Revolving Advances outstanding at any one time does not exceed the Revolving Commitment then in effect. The Revolving Commitment available to Borrower from time to time under the Revolving Credit Facility shall be reduced by the aggregate of the face amount of any outstanding Letters of Credit and of all unpaid Revolving Advances made by Banks to Borrower pursuant to this Agreement and shall constitute the "Unused Commitment". Any draws made under the Letters of Credit by the beneficiaries thereof shall constitute Revolving Advances as defined in this Agreement. The Unused Commitment available under the Revolving Credit Facility shall be restored but simultaneously reduced by the amount of any Revolving Advances which are made to Borrower to reimburse Banks for draws under the Letters of Credit.

               1.3 Borrowing Procedure Under the Credit Facilities. Agent shall receive at least one (1) Business Day's prior tele-phonic notice from Borrower (to be confirmed in writing by Borrower) of each proposed Letter of Credit and of each Revolving Advance to be issued under the Revolving Credit Facility, and of each Non-Revolving Advance to be issued under the Term Credit Facility. If all conditions precedent to the issuance of any such Letter of Credit, any such Revolving Advance or any such Non-Revolving Advance have been met, Agent will, without any further consent or approval from Banks, or either one of them, on the date requested make each Letter of Credit, Revolving Advance or Non-Revolving Advance available to Borrower at Agent's office at 210 Baronne Street, New Orleans, Louisiana 70112, and each Letter of Credit, Revolving Advance and Non-Revolving Advance shall be shared equally by Banks.

               1.4 Terms and Conditions Governing Letters of Credit. The terms and conditions governing the issuance of Letters of Credit by Banks on behalf of and for the account of Borrower
          shall  be  provided  for  by  Agent  in   its  standard  form  of
          Application for Stand-By Letter of Credit, a copy of which is attached hereto as Exhibit "A", with appropriate insertions and such additional terms and conditions governing the issuance of specific Letters of Credit as may be agreed upon by Borrower and Agent at the time of Borrower's request to Agent for the issuance thereof. Upon Agent's issuance of a Letter of Credit, one-half (1/2) of the amount of such Letter of Credit shall automatically be deemed to have been provided by Whitney, and, without the necessity of further documentation transferring an interest in the Letter of Credit to Whitney, Whitney shall possess a one-half (1/2) interest in all rights and obligations accruing to and incurred by Agent with respect to such Letter of Credit. Whitney shall record its one-half(1/2) share of any draws on the Letter of Credit on the schedule attached to its Revolving Note as provided in Section 2.2 below.

               Section 2.   Notes Evidencing Borrowings.

               2.1 Term Notes. The Non-Revolving Advances shall be evidenced by two (2) promissory notes of Borrower payable to the order of First NBC and Whitney, respectively, each in the original principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) and in the forms set forth as Exhibits "B" and "C" to this Agreement (each such note, together with any and all renewals, modifications, extensions, amendments, supplements and/or substitutions therefor, being sometimes referred to herein individually as a "Term Note" and collectively as the "Term Notes"), with appropriate insertions, each of which shall be dated the date hereof and shall be payable in full on March 31, 2004. All Non-Revolving Advances made by Banks to Borrower pursuant to this Agreement and all payments of principal shall be recorded by Banks on the schedule attached to each Term Note, but Banks' failure to record or to record correctly such Non-Revolving Advances shall in no way affect Borrower's obligation to repay same. Each Term Note shall provide for payment of quarterly installments of principal commencing June 30, 1997, each in an amount equal to one-twenty-eighth (1/28) of the aggregate amount of all Non-Revolving Advances made by Banks to Borrower during the period from the date hereof until and including March 31, 1997.

               2.2 Revolving Notes. The Revolving Advances (including, without limitation, the outstanding indebtedness of Borrower to Banks under the Prior Notes which, as provided in Section 1.2, shall be deemed a "Revolving Advance" hereunder) shall be evidenced by two (2) promissory notes of Borrower payable to the order of First NBC and Whitney, respectively, each in the original principal amount of SIX MILLION AND NO/100 DOLLARS ($6,000,000.00) and in the forms set forth as Exhibits "D" and "E" to this Agreement (each such note, together with any and all renewals, modifications, extensions, amendments, supplements and/or substitutions therefor, being sometimes referred to herein individually as a "Revolving Note" and collectively as the "Revolving Notes"), with appropriate insertions, each of which shall be dated the date hereof and shall be payable in full on December 31, 1998. All Revolving Advances made by Banks to Borrower pursuant to this Agreement and all payments of principal shall be recorded by Banks on the schedule attached to each Revolving Note, but Banks' failure to record or to record correctly such Revolving Advances shall in no way affect Borrower's obligation to repay same.

               2.3 No Novation. The execution and delivery of the Notes shall not constitute a payment, prepayment or novation of the obligations of Borrower heretofore evidenced by the Prior Notes, but does constitute a renewal and restatement of the Prior Notes in their entirety.

               Section 3.   Interest and Fees.

               3.1 Interest -- Term Credit Facility. In the absence of an Event of Default, during the period from the date hereof until, but not including, the Conversion Date, the Term Notes shall bear interest at the Prime Rate, adjusted daily, or the LIBO Rate, or some combination thereof, as specified in
          Section 3.7 below.   Thereafter,  in  the  absence of an Event of
          Default, the unpaid principal of the Term Notes shall bear interest until paid at the Term Rate. Interest on the Term Notes shall be paid quarterly in arrears on the last day of each March, June, September and December commencing December 31, 1996, and continuing until maturity. Borrower shall pay a fee of three-eighths (3/8) of one percent (1%) per annum on the difference between the maximum amount of the Term Credit Facility and the aggregate amount of all outstanding Non-Revolving Advances quarterly in arrears on December 31, 1996 and March 31, 1996. No such fee shall thereafter be payable on the Term Credit Facility.

               3.2    Interest   --  Revolving  Credit  Facility.   In  the
          absence of an Event of Default, the unpaid principal of the Revolving Notes shall bear interest until paid at the Prime Rate, adjusted daily, or the LIBO Rate, or some combination thereof, as specified in Section 3.7 below. Interest prior to maturity shall be payable quarterly in arrears on the last day of each March, June, September and December commencing December 31, 1996, and continuing until maturity. Interest after maturity of the Revolving Notes for any reason whatsoever shall be increased to the Prime Rate plus three percent (3%) and shall be payable on demand. Upon the issuance of a Letter of Credit by Agent on behalf of and for the account of Borrower, a fee of one percent (1%) per annum on the principal amount of such Letter of Credit shall be payable by Borrower for the number of days such Letter of Credit is to remain outstanding. A fee on the Unused Commitment of three-eighths (3/8) of one percent (1%) per annum shall be payable by Borrower quarterly in arrears on the last day of each March, June, September and December commencing December 31, 1996, and continuing until maturity.

               3.3    Default Rate.  If an Event of Default shall occur  in
          the payment on or before the due date of any principal or interest due hereunder or under any of the other Loan Documents, including, without limitation, the Notes, Borrower will pay interest thereon (retroactively) from the date of the Event of Default on such payment up to the date of the actual payment (as well after as before judgment) at the Prime Rate plus three percent (3%) (the "Default Rate"), irrespective of whether there has been an acceleration of the payment of principal. Such interest at the Default Rate shall be payable on demand.

               3.4 Prime Rate. "Prime Rate" shall mean that index which shall be established by Citibank, N.A. at New York, New York as its "prime rate". Each change in the interest rate on each Note shall take effect on the effective date of the change in the Prime Rate.

               3.5    Commitment  Fee.   No commitment fee shall be payable
          by Borrower.

               3.6 Method of Calculating Interest and Fees. Interest at the Prime Rate and the Term Rate and any fee shall be computed on the basis of a year consisting of 365 days and paid for actual days elapsed, and interest at the LIBO Rate shall be computed on the basis of a year consisting of 360 days.

               3.7    Interest  Rate  Options.   Until an Event of  Default
          occurs, Borrower shall have the following interest rate options:

                      (a) Advances to Borrower under  the  Revolving Credit
               Facility or, until but not including the Conversion Date, the Term Credit Facility may from time to time be (i) LIBO Rate Advances, (ii) Prime Rate Advances, or (iii) any combination thereof, as determined by Borrower with respect to its Advances and noticed to Agent in accordance with paragraphs (b), (c), and (d) below; provided that (x) no Advance shall be made to Borrower as a LIBO Rate Advance under the Term Credit Facility after the day that is one month prior to the Conversion Date and (y) no Advance shall be made to Borrower as a LIBO Rate Advance under the Revolving Credit Facility after the day that is one month prior to the Termination Date. For purposes of this paragraph (a), an Advance shall be deemed "made" upon an initial borrowing by Borrower under paragraph (b) below, any conversion of such Advance under paragraph (c) below, and upon any continuation of such Advance under paragraph (d) below.

                      (b) With respect to any new  Advance,  Borrower shall
               provide Agent with telephonic notice of its intended borrowing, which notice must be received by Agent prior to 10:00 A.M., New Orleans time, at least one (1) Business Day prior to the requested Borrowing Date, which notice shall specify (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of LIBO Rate Advances or Prime Rate Advances or a combination thereof, (iv) the respective amounts of each such type of Advance, and (v) if the borrowing is to be entirely or partly of LIBO Rate Advances, the respective lengths of the Interest Periods therefor.

                      (c) Borrower may elect from  time  to time to convert
               any of its LIBO Rate Advances to Prime Rate Advances by giving Agent telephonic notice of such election, which notice must be received by Agent prior to 10:00 A.M., New Orleans time, at least one (1) Business Day prior to the requested conversion; provided that any such conversion, of LIBO Rate Advances shall only be made on the last day of an Interest Period with respect thereto. Borrower may elect from time to time to convert any of its Prime Rate Advances to LIBO Rate Advances by giving Agent telephonic notice of such election, which notice must be received by Agent prior to 10:00 A.M., New Orleans time, at least one (1) Business Day prior to the requested conversion. Any such notice of conversion to LIBO Rate Advances shall specify the length of the initial Interest Period thereof and the amount of the Prime Rate Advance to be converted. All or any part of Borrower's outstanding LIBO Rate Advances and Prime Rate Advances may be converted as provided herein; provided that
               (i) no Prime Rate Advance may be converted into a LIBO Rate Advance when any Event of Default has occurred and is continuing, (ii) partial conversions of Prime Rate Advances to LIBO Rate Advances shall be in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof, (iii) partial conversions of LIBO Rate Advances to Prime Rate Advances shall be in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof, (iv) no Prime Rate Advance under the Term Credit Facility may be converted into a LIBO Rate Advance after the date that is one month prior to the Conversion Date, (v) no Prime Rate Advance under the Revolving Credit Facility may be converted into a LIBO Rate Advance after the date that is one month prior to the Termination Date, and (vi) any such conversion may only be made if, after giving effect thereto, paragraph (e) shall not have been contravened.

                      (d) Any LIBO Rate Advances may be continued  as  such
               upon the expiration of an Interest Period with respect thereto by Borrower giving Agent telephonic notice, which notice must be received by Agent prior to 10:00 A.M., New Orleans time, at least one (1) Business Day prior to the requested continuation; provided, that (i) no LIBO Rate Advance may be continued as such when any Event of Default has occurred and is continuing, (ii) no LIBO Rate Advances under the Term Credit Facility may be continued as such after the date that is one month prior to the Conversion Date, (iii) no LIBO Rate Advances under the Revolving Credit Facility may be continued as such after the date which is one month prior to the Termination Date, and (iv) any such continuation shall be made only if, after giving effect thereto, paragraph (e) shall not be contravened. If
               Borrower shall fail to give such notice or if such continuation is not permitted, then Borrower shall be deemed to have requested that the LIBO Rate Advance be converted automatically to a Prime Rate Advance on the last day of the then current Interest Period with respect thereto.

                      (e) All borrowings,  conversions and continuations of
               Advances  hereunder  by  Borrower   and  all  selections  of
               Interest Periods hereunder by Borrower shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Advances to Borrower constituting each LIBO Rate tranche (i.e., LIBO Rate Advances under the same Credit Facility, made on the same day, and having the same Interest Period) shall be equal to $500,000 or a whole multiple of $100,000 in excess thereof. If Borrower has no Prime Rate Advances outstanding, Borrower may have a maximum of five
               (5) LIBO Rate tranches in aggregate in effect at any one time under both Credit Facilities, and, if Borrower has Prime Rate Advances outstanding, Borrower may have a maximum of four (4) LIBO Rate tranches in aggregate in effect at any one time under both Credit Facilities.

                      (f) Each determination of an interest rate  by  Agent
               pursuant  to  any  provision  of  this  Agreement  shall  be conclusive and binding on Borrower in the absence of manifest error. Agent shall, at the request of Borrower, deliver to Borrower a statement showing the quotations used by Agent in determining the LIBO Rate.

                      (g) If prior to the first day of any Interest Period,
               Agent shall have determined (which determination shall be conclusive and binding upon Borrower) that either:

                            (i) adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Interest Period; or

                            (ii) the interest rate determined for such Interest Period does not adequately and fairly reflect the cost to Banks (as conclusively certified by Agent) of making, maintaining or funding their LIBO Rate Advances during such Interest Period, in either case with respect to (i) proposed Advances that Borrower has requested be made as LIBO Rate Advances, (ii) LIBO Rate Advances that will result from the requested conversion of Prime Rate Advances into LIBO Rate Advances, or (iii) the continuation of LIBO Rate Advances beyond the expiration of the then current Interest Period with respect thereto;

               Agent shall give telephonic notice thereof to Borrower as soon as practicable thereafter. Unless Borrower notifies Agent upon receipt of such notice that it wishes to rescind or modify its request, Agent shall arrange that (x) any affected LIBO Rate Advances requested by Borrower shall be made as Prime Rate Advances, (y) any Prime Rate Advances to Borrower that were to have been converted to LIBO Rate Advances shall be continued as, or converted to, Prime Rate Advances, and (z) all outstanding LIBO Rate Advances to Borrower shall be converted, on the last day of the then current Interest Period with respect thereto, to Prime Rate Advances. Until such notice has been withdrawn by Agent, no further LIBO Rate Advances shall be made to Borrower, nor shall Borrower have the right to convert Prime Rate Advances to LIBO Rate Advances.

                      (h) Notwithstanding any other provision in this Agreement, if the adoption of or any change in any law or regulation or in the interpretation or application thereof (whether or not having the force of law) shall make it unlawful or impossible for Bank to make, maintain or fund LIBO Rate Advances as contemplated by this Agreement: (a) the commitment of Banks hereunder to make LIBO Rate Advances, continue LIBO Rate Advances as such and convert Prime Rate Advances to LIBO Rate Advances shall forthwith be cancelled; (b) the Advances then outstanding as LIBO Rate Advances, if any, shall be converted automatically to Prime Rate Advances on the respective last days of the then current Interest Periods with respect to such Advances or within such earlier period as required by law; and (c) Borrower shall pay Banks such amounts, if any, as may be required pursuant to paragraph (i) below.

                      (i) Borrower agrees to indemnify Banks and to hold Banks harmless from any loss or expense which Banks may sustain or incur as a consequence of (a) the making by Borrower of a prepayment (whether mandatory or optional) or any other payment of a LIBO Rate Advance on a day which is not the last day of the Interest Period with respect thereto, and/or (b) the conversion, whether voluntary or involuntary, of a LIBO Rate Advance into a Prime Rate Advance pursuant to this Section 3.7 or otherwise on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, in each case any such loss or expense arising from the reemployment of funds obtained by it to maintain its LIBO Rate Advances hereunder or from fees payable to terminate the deposits from which such funds were obtained. This covenant shall survive the termination of this Agreement and the payment of the Advances and all other obligations hereunder.

               Section 4.   Payments,   Prepayments,   and   Reduction   or

          Termination of the Credit Facility.

               4.1 Method of Payment. All payments of principal, interest and other amounts to be made by Borrower under this Agreement or any of the Notes or other Loan Documents shall be made to Agent for the account of Banks at Agent's office at 210 Baronne Street, New Orleans, Louisiana 70112 (or at such other address as Agent or either of Banks may notify Borrower in writing), in immediately available funds, without setoff, deduction or counterclaim, not later than 2:00 p.m. (New Orleans, Louisiana time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day) and, in the case of payments of principal under the Revolving Credit Facility, in an amount of at least $100,000.00, or an integral multiple thereof. Borrower shall, at the time of making each such payment, specify to Agent the sums payable by Borrower under this Agreement, the Notes or other Loan Documents to which such payment is to be applied. Notwithstanding the foregoing sentence, unless and until an Event of Default shall have occurred and be continuing (in which event such payments shall be applied by Agent as Banks in their sole discretion shall determine), all payments received by Agent shall be applied first to the payment of all amounts (except principal and interest) at the time due and unpaid hereunder or under any of the other Loan Documents, then to interest hereon or thereon accrued to the date of payment and finally to the unpaid principal hereunder or thereunder. Whenever any payment under this Agreement, the Notes or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest. Upon receipt of each such payment, Agent shall make prompt payment within three (3) Business Days to each Bank in like funds of all amounts received by Agent for the account of such Bank.

               4.2 Sharing of Payments. Banks shall share equally all payments made pursuant to this Agreement and the benefits of and from the Collateral and all proceeds from the sale thereof. If either Bank shall receive at any time any payment hereunder, or interest thereon, or receive any Collateral (or proceeds thereof) in respect thereof (whether voluntarily or involuntarily, by setoff or otherwise), or interest in any of the foregoing, in a greater proportion than the other Bank (such Bank receiving the greater proportion being referred to herein as the "Benefitted Bank"), such Benefitted Bank shall purchase for cash from the other Bank such portion of such other Bank's Notes, Letters of Credit or Revolving Commitment, or shall provide such other Bank with the benefit of any such Collateral or the proceeds thereof, as the case may be, as shall be necessary to cause such Benefitted Bank to share the excess payment or benefits of such Collateral or proceeds equally with the other Bank; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Bank, such purchases shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery. Borrower agrees that each Bank so purchasing a portion of another Bank's Notes, Letters of Credit or Revolving Commitment, as the case may be, may exercise all rights of payment (including, without limitation, rights of setoff) with respect to such portion as fully as if such Bank were the direct holder of such portion.

               4.3    Payments  Without  Deduction.   Borrower  shall   pay
          principal, interest and other amounts under, and in accordance with the terms of, this Agreement, the Notes and the other Loan Documents free and clear of and without deduction for any and all present and future taxes, levies, imposts, deductions, charges, withholdings and all other liabilities whatsoever.

               4.4 Prepayments -- Term Credit Facility. Borrower may from time to time, upon at least one (1) Business Day's prior telephonic notice (confirmed in writing) received by Agent, prepay the principal of the Term Notes in whole or in part without premium; provided, however, (a) any partial prepayment of principal shall be in an amount of $1,000.00 or an integral multiple thereof,(b) such prepayments shall be applied to the unpaid installments of the Term Notes in the inverse order of their maturity and (c) Borrower may not make any prepayment of one Term Note unless it makes an equal prepayment of the other Term Note. Any prepayment of the principal of the Term Notes shall include accrued interest and other charges to the date of prepayment on the principal amount being prepaid.

               4.5 Borrowing Base for Revolving Credit Facility; Mandatory Prepayments. Notwithstanding anything contained herein or in any of the Loan Documents to the contrary, it is expressly understood and agreed that Banks shall not be obligated to make Revolving Advances to Borrower, or permit any Revolving Advances to Borrower to remain outstanding, or to issue Letters of Credit to Borrower, to the extent that the aggregate outstanding principal amount under the Revolving Notes, together with the aggregate principal amount of any Letters of Credit outstanding at any time, exceeds or (after the making of any requested Revolving Advance or issuance of any requested Letter of Credit) would exceed the Revolving Commitment. If at any time the aggregate outstanding principal amount under the Revolving Notes, together with the aggregate principal amount of any Letters of Credit outstanding, exceeds the Revolving Commitment, Borrower shall promptly, and in any event within five (5) days thereafter,
          (a) prepay a principal amount outstanding under the Revolving Notes equal to such excess or (b) provide Banks with additional collateral sufficient to bring the principal amount of the Revolving Credit Facility within the Revolving Commitment, such sufficiency of the additional collateral to be determined by Banks in each Bank's sole discretion.

               4.6 Reduction of Credit. Borrower may from time to time, upon at least three (3) Business Day's prior telephonic notice (confirmed in writing) to Agent, (a) permanently reduce the amount of the maximum Non-Revolving Commitment under the Term Credit Facility, but only upon payment of the outstanding principal amount of each Term Note in excess of the then reduced amount of the maximum Non-Revolving Commitment available under the Term Credit Facility and/or (b) permanently reduce the amount of the maximum Revolving Commitment available under the Revolving Credit Facility, but only upon payment of the outstanding principal amount of each Revolving Note in excess of the then reduced amount of the maximum Revolving Commitment available under the Revolving Credit Facility. Any such reduction of the Revolving Commitment shall be in an amount of $100,000.00 or an integral multiple thereof. Borrower may at any time on like notice (x) terminate the maximum Non-Revolving Commitment available under the Term Credit Facility upon payment in full of the Term Notes and other liabilities of Borrower relating to the Term Credit Facility and/or (y) terminate the maximum Revolving Commitment available under the Revolving Credit Facility upon payment in full of the Revolving Notes and other liabilities of Borrower relating to the Revolving Credit Facility.

               Section 5.   Collateral.

               5.1 Security for the Credit Facility. As security for the Credit Facility and the borrowings under this Agreement with respect thereto: (a) Borrower has granted unto and in favor of Banks a first mortgage lien upon certain real property situated in Houma, Terrebonne Parish, Louisiana, evidenced by:

               (i) That certain Collateral Mortgage Note of GIF, dated December 17, 1986, in the principal sum of
                      $6,500,000.00, bearing interest at the rate of eighteen percent (18%), per annum, from date until paid, and payable to the order of Bearer, as corrected by that certain Act of Correction of Collateral Mortgage Note by GIF, First NBC and William H. Hines, dated July 27, 1989 (the "GIF Property Collateral Note Act of Correction"), a copy of which Collateral Mortgage Note, together with the Act of Correction, is annexed to the Fourth Loan Agreement (such Collateral Mortgage Note, as corrected by the GIF Property Collateral Note Act of Correction, as further amended, extended and renewed from time to time, hereinafter referred to as the "GIF Property Collateral Note");

               (ii) That certain Act of Collateral Mortgage of GIF, dated December 17, 1986, in favor of Mortgagee and any and all future holders, recorded in the mortgage records of Terrebonne Parish, Louisiana, in Mortgage Book No. 728, folio 323, under Entry No. 794226, which mortgage secures the GIF Property Collateral Note, as supplemented and amended by that certain Act of Supplement and Amendment to Act of Collateral Mortgage by GIF in favor of Mortgagee and any and all future holders, dated July 27, 1989, recorded in the mortgage records of Terrebonne Parish, Louisiana, in Mortgage Book No. 811, folio 143, under Entry No. 850040 (the "GIF Property Collateral Mortgage Supplement and Amendment"), a copy of which Act of Collateral Mortgage, together with the GIF Property Collateral Mortgage Supplement and Amendment, is annexed to the Fourth Loan Agreement (such Act of Collateral Mortgage, as supplemented and amended by the GIF Property Collateral Mortgage Supplement and Amendment, and as further supplemented, amended and reinscribed from time to time, hereinafter referred to as the "GIF Property Collateral Mortgage");

               (iii) That certain Collateral Pledge Agreement and Receipt No. 32070, dated December 17, 1986, by GIF to First NBC, with respect to the GIF Property Collateral Note, as amended by that certain First Amendment to Collateral Pledge Agreement, dated as of November 3, 1987, by and between GIF and First NBC (the "GIF Property First Pledge Amendment"), as further amended by that certain Second Amendment to Collateral Pledge Agreement, dated July 27, 1989, by and between GIF and First NBC (the "GIF Property Second Pledge Amendment"), a copy of which Collateral Pledge Agreement and Receipt No. 32070, together with the GIF Property First Pledge Amendment and the GIF Property Second Pledge Amendment, is annexed to the Fourth Loan Agreement (such Collateral Pledge Agreement, as amended by the GIF Property First Pledge Amendment, the GIF Property Second Pledge Amendment, and as further supplemented and amended from time to time, hereinafter referred to as the "GIF Property Pledge Agreement");

               (iv) That certain Collateral Pledge Agreement and Receipt (Possessory Collateral Security Agreement) No. 1000107, dated March 1, 1990, by Borrower to First NBC, with respect to the GIF Property Collateral Note, a copy of which Collateral Pledge Agreement (Possessory Collateral Security Agreement) No. 1000107 is annexed to the Fourth Loan Agreement (such Collateral Pledge Agreement and Receipt (Possessory Collateral Security Agreement), as supplemented and amended from time to time, hereinafter referred to as the "GIF Property First Additional Pledge Agreement");

               (v) That certain Collateral Mortgage Note of Borrower dated October 29, 1991 in the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) bearing interest at the rate of eighteen percent (18%) per annum from date until paid and payable to the order of Bearer, a copy of which Collateral Mortgage Note is annexed to the Fourth Loan Agreement (as amended, extended and renewed from time to time, hereinafter referred to as the "Real Property Collateral Note");

               (vi) That certain Act of Collateral Mortgage of Borrower dated October 29, 1991 in favor of Mortgagee and any and all future holders, which mortgage secures the Real Property Collateral Note, a copy of which Act of Collateral Mortgage is annexed to the Fourth Loan Agreement (such Act of Collateral Mortgage, as supplemented, amended and reinscribed from time to time, hereinafter referred to as the "Real Property Collateral Mortgage");

               (vii) That certain Collateral Pledge Agreement and Receipt (Possessory Collateral Security Agreement) No. 1000760, dated October 29, 1991, by Borrower to Agent with respect to the GIF Property Collateral Note and the Real Property Collateral Note, as amended by that certain First Amendment to Collateral Pledge Agreement and Receipt (Possessory Collateral Security Agreement), dated February 25, 1993, by and among Borrower, Banks and Agent (the "Property First Additional Pledge Amendment"), as further amended by that certain Second Amendment to Collateral Pledge Agreement and Receipt (Possessory Collateral Security Agreement), dated of even date herewith, by and among Borrower, Banks and Agent (the "Property Second Additional Pledge Amendment") a copy of which
                      Collateral Pledge Agreement (Possessory Collateral Security Agreement) No. 1000760, together with the Property First Additional Pledge Amendment is annexed to the Fourth Loan Agreement and a copy of the Property Second Additional Pledge Amendment, is annexed hereto as Exhibit "F" (such Collateral Pledge Agreement (Possessory Collateral Security Agreement), as amended by the Property First Additional Pledge Amendment, the Property Second Additional Pledge Amendment, and as further supplemented and amended from time to time, hereinafter referred to as the "Property Additional Pledge Agreement"); and

               (viii) That certain  Collateral  Assignment  of  Leases  and
                      Rents by Borrower dated October 29, 1991, with respect to the Real Property, as amended by that certain First Amendment to Collateral Assignment of Leases and Rents, dated February 25, 1993 by and among Borrower, Banks and Agent (the "First Lease Assignment Amendment"), as further amended by that certain Second Amendment to Collateral Assignment of Leases and Rents of even date herewith by and among Borrower, Banks and Agent (the "Second Lease Assignment Amendment") a copy of which Lease Assignment, together with the First Lease Assignment Amendment, is annexed to the Fourth Loan Agreement and a copy of the Second Lease Assignment Amendment, is annexed hereto as Exhibit "G" (the Lease Assignment, as amended by the First Lease Assignment Amendment, the Second Lease Assignment Amendment, and as further supplemented and amended from time to time, hereinafter referred to as the "Lease Assignment"); and

          (b) Borrower has granted unto and in favor of Banks a first mortgage lien upon the Original GIF Equipment, the New GIF Equipment and the GIFI Equipment, as well as a second mortgage lien on the Original GIF Equipment and a security interest in the Equipment. The mortgage creating a first mortgage lien on the Original GIF Equipment contemplated hereby has been evidenced by:

               (i) That certain Collateral Chattel Mortgage Note of GIF dated December 17, 1986, in the principal sum of $3,000,000.00, bearing interest at the rate of eighteen percent (18%), per annum, from date until paid, and payable to the order of Bearer, a copy of which Collateral Mortgage Note is annexed to the Fourth Loan Agreement (the "Original GIF Equipment Collateral Note");

               (ii) That certain Act of Collateral Chattel Mortgage of GIF, dated December 17, 1986, in favor of Bearer of Collateral Chattel Mortgage Note, recorded in the chattel mortgage records of Terrebonne Parish, Louisiana, in Chattel Mortgage Book, Entry No. 794225, which mortgage secures the Original GIF Equipment Collateral Note, as amended by that certain Partial Release of Collateral Chattel Mortgage, dated February 4, 1987, by First NBC in favor of GIF (the "First Partial Release"), a copy of which Act of Collateral Chattel Mortgage, together with the First Partial Release, is annexed to the Fourth Loan Agreement (such Act of Collateral Chattel Mortgage, as amended by the First Partial Release, and as further supplemented, amended and reinscribed from time to time, hereinafter referred to as the "Original GIF Equipment Collateral Chattel Mortgage"); and

               (iii) That certain Collateral Pledge Agreement and Receipt No. 32069, dated December 17, 1986, by GIF to First NBC, with respect to the Original GIF Equipment Collateral Note, as amended by that certain First Amendment to Collateral Pledge Agreement, dated as of November 3, 1987, by and between GIF and First NBC (the "Original GIF Equipment First Pledge Amendment"), and as further amended by that certain Second Amendment to Collateral Pledge Agreement, dated July 27, 1989, by and between GIF and First NBC (the "Original GIF Equipment Second Pledge Amendment"), a copy of which Collateral Pledge Agreement and Receipt No. 32069, together with the Original GIF Equipment First Pledge Amendment and the Original GIF Equipment Second Pledge Amendment is annexed to the Fourth Loan Agreement (such Collateral Pledge Agreement, as amended by the Original GIF Equipment First Pledge Amendment and the Original GIF Equipment Second Pledge Amendment, and as further supplemented and amended from time to time, hereinafter referred to as the "Original GIF Equipment Pledge Agreement").

                      The mortgage creating a first  mortgage  lien  on the
               New GIF Equipment and a second mortgage lien on the Original GIF Equipment contemplated hereby has been evidenced by:

               (i) That certain Collateral Chattel Mortgage Note of GIF dated July 27, 1989, in the principal sum of
                      $8,000,000.00, bearing interest at the rate of eighteen percent (18%), per annum, from date until paid and payable to the order of Bearer, a copy of which Collateral Chattel Mortgage Note is annexed to the Fourth Loan Agreement (the "Second GIF Equipment Collateral Note");

               (ii) That certain Act of Collateral Chattel Mortgage of GIF dated July 27, 1989, in favor of Bearer of Collateral Chattel Mortgage Note, recorded in the chattel mortgage records of Terrebonne Parish, Louisiana, in Chattel Mortgage Book, Entry No. 850041, which mortgage secures the Second GIF Equipment Collateral Note, a copy of which Act of Collateral Chattel Mortgage is annexed to the Fourth Loan Agreement (such Act of Collateral Chattel Mortgage, as supplemented, amended and reinscribed from time to time, hereinafter referred to as the "Second GIF Equipment Collateral Chattel Mortgage"); and

               (iii) That certain Collateral Pledge Agreement and Receipt No. 37588, dated July 27, 1989, by GIF to First NBC, with respect to the Second GIF Equipment Collateral Note, a copy of which Collateral Pledge Agreement and Receipt No. 37588 is annexed to the Fourth Loan Agreement (such Collateral Pledge Agreement and Receipt No. 37588, as supplemented and amended from time to time, hereinafter referred to as the "Second GIF Equipment Pledge Agreement").

                      The  mortgage  creating a first mortgage lien on  the
               GIFI Equipment contemplated hereby has been evidenced by:

               (i) That certain Collateral Chattel Mortgage Note of GIFI, dated July 27, 1989, in the principal sum of $8,000,000.00, bearing interest at the rate of eighteen percent (18%), per annum, from date until paid and payable to the order of Bearer, a copy of which Collateral Chattel Mortgage Note is annexed to the Fourth Loan Agreement (the "GIFI Equipment Collateral Note");

               (ii) That certain Act of Collateral Chattel Mortgage of GIFI, dated July 27, 1989, in favor of Bearer of Collateral Chattel Mortgage Note, recorded in the chattel mortgage records of East Baton Rouge Parish, Louisiana, under Chattel No. 1046292, which mortgage secures the GIFI Equipment Collateral Note, a copy of which Act of Collateral Chattel Mortgage is annexed to the Fourth Loan Agreement (such Act of Collateral Chattel Mortgage, as supplemented, amended and re-inscribed from time to time, hereinafter referred to as the "GIFI Equipment Collateral Chattel Mortgage"); and

               (iii) That certain Collateral Pledge Agreement and Receipt No. 37596, dated July 27, 1989, by GIFI to First NBC with respect to the GIFI Equipment Collateral Note, a copy of which Collateral Pledge Agreement and Receipt No. 37596 is annexed to the Fourth Loan Agreement (such Collateral Pledge Agreement and Receipt No. 37596, as supplemented and amended from time to time, hereinafter sometimes referred to as the "GIFI Equipment Pledge Agreement").

               The first security interest in the Equipment contemplated hereby has been evidenced by:

               (i) That certain Commercial Security Agreement (Multi-Purpose) dated October 29, 1991 by and among Borrower, Banks and Agent, and creating a security interest in the Equipment and the Fixtures, as amended by that certain First Amendment to Commercial Security Agreement, dated February 25, 1993, by and among Borrower, Banks and Agent (the "First Security Agreement Amendment"), as further amended by that certain Second Amendment to Commercial Security Agreement, of even date herewith, by and among Borrower, Banks and Agent (the "Second Security
                      Agreement Amendment"), a copy of which Security Agreement, together with the First Security Agreement Amendment, is attached to the Fourth Loan Agreement, and a copy of the Second Security Agreement Amendment is annexed hereto as Exhibit "H" (such Security Agreement, as amended by the First Security Agreement Amendment, the Second Security Agreement Amendment and as further supplemented and amended from time to time, hereinafter sometimes referred to as the "Security Agreement"); and

               (ii) A UCC-1 Financing Statement executed by Borrower and Agent, a copy of which UCC-1 Financing Statement is annexed to the Fourth Loan Agreement (such UCC-1 Financing Statement, as supplemented and amended from time to time, hereinafter sometimes referred to as the "Financing Statement").

               Section 6. Representations and Warranties of Borrower. Borrower represents and warrants to Banks and Agent that:

               6.1 Corporate Existence. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana; and Borrower has all necessary cor-porate power and authority to acquire, own and hold the property and all other properties it purports to own and hold and to carry on its business as now conducted.

               6.2 Authorization; Validity. Borrower is and/or has been duly authorized to execute and deliver this Agreement, the Notes and all other Loan Documents to which Borrower is a party and is and will continue to be duly authorized to borrow monies hereunder and to perform its obligations under this Agreement, the Notes and all other Loan Documents to which Borrower is a party. Each of this Agreement, the Notes, and each of the other Loan Documents to which Borrower is a party, as executed and delivered, constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with the respective terms thereof.

               6.3 No Conflicts. The execution and delivery of the Loan Documents and the performance by Borrower of its obligations thereunder do not and will not conflict with any provision of law or of the charter or by-laws of Borrower or of any agreement binding upon Borrower, as the case may be.

               6.4 Financial Statements. Borrower's audited financial statement as of December 31, 1995, a copy of which has been furnished to Banks, has been prepared in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year and period, presents fairly the financial condition of Borrower as of such date and the results of its operations for the periods then ended. Borrower's unaudited financial statement as of September 30, 1996, a copy of which has been previously furnished to Banks, except for the absence of footnotes normally associated with financial statements prepared in accordance with GAAP, has been prepared in conformity with GAAP and presents fairly the financial condition of Borrower as of such date and the results of its operations for the periods then ended. Since December 31, 1995, there has been no material adverse change in Borrower's financial condition.

               6.5 Litigation. To the best of Borrower's knowledge, after due inquiry, no litigation or governmental proceedings are pending or threatened against Borrower, the results of which might materially affect its financial condition or operations, except those referred to in a schedule furnished contemporaneous-ly herewith and attached hereto as Schedule 1. Other than any liability incident to such litigation or proceedings or provided for or disclosed in the financial statements referred to in
          Section 6.4, Borrower does not have any material contingent liabilities.

               6.6 Liens. None of the assets of Borrower with a net book value of greater than $25,000.00 is subject to any Lien, except for the Liens created pursuant to the Collateral Documents and Permitted Liens.

               6.7    Subsidiaries.  Borrower has no subsidiaries.

               6.8 Purpose. The proceeds of the Revolving Credit Facility shall be used by Borrower only for the support of work-ing capital and for other general corporate purposes. The proceeds of the Term Credit Facility shall be used by Borrower only to make capital improvements to the Real Property and to acquire additional Equipment to be located on the Real Property.

               6.9 Use of Proceeds; Margin Securities. Borrower is not engaged in the business of purchasing or selling margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) or extending credit to others for the purpose of purchasing or carrying margin stock and, without limiting the generality of Section 6.8 hereof, no part of the proceeds of any borrowing hereunder will be used to purchase or carry any margin stock or for any other purpose which would violate any of the margin regulations of such Board of Governors.

               6.10 Compliance with ERISA. Borrower is in compliance with all statutes and governmental rules and regulations applica-ble to it, including, without limitation, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). No condition exists or event or transaction has occurred in connection with any plan, as defined in Sections 3(3) and 3(37) of ERISA, maintained by Borrower (any such plan being hereinafter called the "Plan"), which could result in Borrower's incurring any material liability, fine or penalty. No Reportable Event (as defined in ERISA) has occurred with respect to any such Plan. Borrower has not withdrawn from any such Plan or initiated steps to do so and no steps have been taken to terminate any such Plan.

               6.11 Consents. No consent, approval or authorization of, or registration or declaration with, any federal or state govern-mental authority or other regulatory agent for the validity of the execution and delivery or for the performance by Borrower of the Loan Documents is required.

               6.12 Tax Returns. Borrower has filed all tax returns which are required to be filed by any jurisdiction, and has paid all taxes which have become due pursuant to said returns or pursuant to any assessments.

               6.13 Ownership of Borrower. Fifty percent (50%) of the issued and outstanding stock of Borrower is owned by the Labordes and (50%) of the issued and outstanding stock of Borrower is owned by the Wilsons.

               6.14 Operation of Business. Borrower possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and Borrower is not in violation of any valid rights of others with respect to any of the foregoing.

               6.15 Rights in Properties; Liens. Borrower has good and indefeasible title to its properties and assets, real and personal, including the properties and assets reflected in the financial statements described in Section 6.4 hereof, and none of the properties, assets or leasehold interests of Borrower is subject to any Lien, except as permitted by Section 7.11 hereof.

               6.16 Debt. Borrower has no Debt, except as disclosed in the financial statements described in Section 6.4 hereof and as otherwise permitted by this Agreement.

               6.17 Disclosure. No statement, information, report, representation or warranty made by Borrower in this Agreement or in any of the other Loan Documents or furnished by Borrower to Banks or Agent in connection with the negotiation or preparation of this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower that has not been disclosed in writing to Banks which has a material adverse effect, or which might in the future have a material adverse effect, on the business, assets, financial condition or operations of Borrower or on the Collateral.

               6.18 Registered Office; Principal Place of Business; Location of Collateral. The principal place of business, chief executive office and registered office of Borrower and the place where Borrower keeps its books and records and all Collateral is located on the Real Property. Borrower has always maintained its registered office in either Terrebonne or East Baton Rouge Parish, Louisiana. Borrower does not do, and has never done, any business in any location other than as set forth in this Section. No persons other than Borrower, Agent and Banks have possession of any of the Collateral.

               6.19   Investment   Company   Act.    Borrower   is  not  an
          "Investment Company" within the meaning of the Investment Company Act of 1940, as amended.

               6.20 Other Agreements. With the exception of construction contracts entered into by Borrower in the ordinary course of Borrower's business, Borrower is not a party to any indenture, loan or credit agreement, or to any lease or other agreement or instrument, or subject to any charter of corporate restriction which could have a material adverse effect on the business, properties, assets, operations or conditions, financial or otherwise, of Borrower, or the ability of Borrower to pay and perform its obligations under the Loan Documents to which it is a party. Borrower is not in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument material to its business to which it is a party.

               6.21   Compliance with Law.  Borrower is in compliance  with
          all laws, rules, regulations, orders and decrees which are applicable to Borrower or any of its properties. Without limiting the generality of the foregoing:

                      (a)   Employment   Matters.    Borrower  is  in  full
               compliance with all applicable laws, rules,  regulations and
               governmental   standards  regarding  employment,  including,
               without limitation, the minimum wage and overtime provisions of the Fair Labor Standards Act, as amended (29 U.S.C. Sections 201-219), and the regulations promulgated thereunder.

                      (b) Environmental Matters.

                      (i) Borrower and all of its properties, assets and operations are in full compliance with all Environmental Laws. Borrower is not aware of, nor has Borrower received notice of, any past, present or future conditions, events, activities, practices or incidents which may interfere with or prevent the compliance or continued compliance of Borrower with all Environmental Laws.

                      (ii) With the exception of the permits specifically referred to in Section 7.8 hereof, each of which Borrower shall obtain and/or file, as the case may be, in accordance with the terms of
                            Section 7.8, Borrower has obtained all permits, licenses and authorizations and has filed all plans which are required under Environmental Laws in order to conduct its business and/or own its properties and assets including without limitation all Louisiana air emission permits required under any Environmental Law in order to conduct Borrower's business and/or own its assets or properties.

                      (iii) Borrower  has  on file an SPCC Plan as required
                            under applicable Environmental Laws in connection with Borrower's storage of petroleum on the Real Property.

                      (iv)  No Hazardous Substances  or  Solid Wastes exist
                            on, about or within or have been used, generated, stored, transported, disposed of on, or released from any of the properties or assets of Borrower except in compliance with Environmental Laws.

                      (v)   There   is   no   action,   suit,   proceeding,
                            investigation or inquiry before any court, administrative agency or other governmental authority pending or, to the knowledge of Borrower, threatened against Borrower relating in any way to any Environmental Law. Borrower has not (A) been notified of any liability for remedial action under any Environmental Law,
                            (B) received any request for information by any governmental authority with respect to the condition,  use  or  operation  of any  of  its
                            properties or assets, or (C) received any notice from any governmental authority or other Person with respect to any violation of or liability under any Environmental Law.

               6.22 Corporate Name. The exact corporate name of Borrower as it appears in its articles of incorporation is as set forth in the introduction of this Agreement and, with the exception of doing business under the name GIFI, Inc., Borrower has never done any business in any location under any other name.

               6.23 Collateral. The Collateral Documents create in favor of Banks, and/or Agent for the benefit of Banks, valid, enforceable and perfected Liens on the properties described therein, which Liens secure the payment and performance of the obligations of Borrower to Banks described in the Collateral Documents, and which Liens are superior to the rights of all third Persons, whether now existing or hereafter arising.

               6.24   Taxpayer  I.D.  Number.   Borrower's Federal Taxpayer
          Identification Number is 72-1147390.

               Section 7.   Borrower's Covenants.

               From the date of this Agreement and thereafter until the expiration or termination of the Commitments, and until the Notes and other liabilities of Borrower hereunder are paid in full and all other obligations and liabilities under the Loan Documents are performed and paid in full, Borrower agrees that it will:

               7.1    Financial Statements.  Furnish to Agent:

                      (a) within one hundred twenty (120) days after the end of each fiscal year, a copy of Borrower's financial statements, audited by independent certified public accountants of nationally recognized standing selected by Borrower and reasonably satisfactory to Banks, prepared in conformity with GAAP;

                      (b) within forty-five (45) days after the end of each month, a copy of Borrower's unaudited financial statements prepared in conformity with GAAP, except for the absence of footnotes normally associated with financial statements prepared in accordance with GAAP;

                      (c) together with the financial statements furnished by Borrower under preceding clause
                            (a), a certificate of the president or chief financial officer of Borrower to the effect that no Event of Default with respect to Borrower, or event which might mature into an Event of Default with respect to Borrower, has occurred and is continuing;

                      (d) forthwith upon the occurrence of an Event of Default, a certificate of the president or chief financial officer of Borrower specifying the nature and the period of existence thereof and what action Borrower proposes to take with respect thereto;

                      (e)   written   notice  of  any  and  all  litigation
                            affecting Borrower, directly or indirectly; provided, however, this requirement shall not apply to litigation involving Borrower and any other party if such litigation involves, in the aggregate, less than $100,000.00;

                      (f)   prompt  notice  of  any  change in the  present
                            officers,  directors  and/or   stockholders  of
                            Borrower; and

                      (g) from time to time, such other information as Banks may reasonably request.

               7.2 Access. Permit access by Banks and Agent to the books and records and other property of Borrower during normal business hours and upon reasonable notice and permit Banks to make copies of said books and records.

               7.3 Insurance. Maintain with financially sound and reputable insurance companies workmen's compensation insurance, liability insurance and insurance on its property, assets and business at least to such extent and against such hazards and liabilities as is commonly maintained by similar companies and, in addition to the foregoing insurance, such insurance as may be required in the Collateral Documents. In the case of property in which Banks or Agent has a Lien, Borrower shall provide Agent with duplicate originals or certified copies of such policies of insurance in such forms and amounts, and containing such terms and conditions, as are satisfactory to Banks, naming Banks as additional loss payees and as additional insureds as their interests may appear and providing that such policies will not be canceled without thirty (30) days' prior written notice to Banks.

               7.4 Repair. Maintain, preserve and keep Borrower's pro-perties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

               7.5 Taxes. Pay or discharge at or before maturity or before becoming delinquent (a) all taxes, levies, assessments and governmental charges imposed on Borrower or its income or profits or any of its property, and (b) all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien upon any of Borrower's property; provided, however, that Borrower shall not be required to pay or discharge any tax, levy, assessment or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued.

               7.6    Corporate   Existence.    Maintain    its   corporate
          existence in good standing.

               7.7 Merger. Without the prior written consent of Banks, not:

                      (a)   be a party to any merger or consolidation;

                      (b) except in the normal course of its business, sell, transfer, convey, or lease all or any substantial part of Borrower's assets;

                      (c) sell or assign, except in the normal course of its business, with or without recourse, any accounts receivable or chattel paper.

               7.8 Compliance. Comply with all statutes, laws, ordi-nances, orders, rules and regulations applicable to Borrower, including, without limitation, all Environmental Laws and ERISA; provided, however, Borrower shall be deemed to be in compliance with this requirement for such time as it may be contesting, in good faith and with diligence by appropriate proceedings, any alleged violation of any statute, rule or regulation. Borrower shall not permit any condition to exist in connection with any Plan which might constitute grounds for the PBGC to institute proceedings to have such Plan terminated or a trustee appointed to administer such Plan, and Borrower shall not engage in, or permit to exist or occur any other condition, event or transaction with respect to, any such Plan which could result in Borrower's incurring any material liability, fine or penalty.

               Without limiting the generality of the foregoing, Borrower shall comply fully with and maintain in effect any and all environmental permits and licenses required under any Environmental Law in order to conduct Borrower's business. To the extent such permits are required but have not been obtained, or to the extent such existing permits must be modified or renewed, Borrower shall make timely application for and obtain all such permits, modifications or renewals thereof, as the case may be, including, but not limited to, necessary federal and/or state water discharge, air emission and waste management permits.

               Without limiting the generality of the foregoing, Borrower warrants that it has filed applications with the appropriate regulatory agencies for all federal NPDES water discharge permits and Louisiana LWDPS water discharge permits required under any Environmental Law in order to conduct Borrower's business and/or own its assets or properties. Borrower shall comply with all appropriate information requests by, and otherwise assist as appropriate, each regulatory agency processing Borrower's permit applications so as to ensure timely and uninterrupted review of each permit application.

               As often as Banks or Agent may require, Borrower shall submit to Agent written progress reports addressing the status of environmental permits and plans required of Borrower, including pending permit applications. All permits required hereunder shall be obtained and/or filed, as the case may be, within six
          (6) months from the effective date hereof.

               Anything contained herein to the contrary notwithstanding, Borrower shall not use any of its properties or allow such properties to be used for the storage, treatment or disposal of Solid Waste or Hazardous Substances if such storage, treatment or disposal would require a permit under any Environmental Laws.

               7.9 Use of Proceeds. Not use or permit any proceeds of the Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying any margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time, and furnish to Banks, upon either of their requests, a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U of the Board of Governors of the Federal Reserve System.

               7.10   Financial Covenants.  Maintain:

                      (a)   a   ratio   of   current   assets  to   current
                            liabilities, as determined in accordance with GAAP, in excess of 1.33 to 1;

                      (b) a minimum Net Worth of NINETEEN MILLION AND NO/100 DOLLARS ($19,000,000.00) for the period commencing September 30, 1996 and ending December 31, 1997; a minimum Net Worth of TWENTY-ONE MILLION AND NO/100 DOLLARS ($21,000,000.00) for the period January 1, 1998 through December 31, 1998, and a minimum Net Worth of TWENTY-THREE MILLION AND NO/100 DOLLARS ($23,000,000.00) from and including January 1, 1999 and thereafter;

                      (c)   a  ratio  of Debt to Net Worth no greater  than
                            1.1 to 1; and

                      (d) a ratio of Cash Flow to Debt Service of at least 1.5 to 1, such ratio to be determined as of the end of each fiscal quarter by giving effect to such fiscal quarter and the three (3) immediately preceding fiscal quarters; provided that there shall be no Event of Default under this Section 7.10(d) unless Borrower fails to meet the ratio described in this
                            Section 7.10(d) for three (3) successive fiscal quarters.

               7.11   Liens.   Not  create,  incur,  or suffer to exist any
          Lien except ((a) through (g) of this Section being referred to collectively as the "Permitted Liens"):

                      (a) those for taxes, assessments or governmental charges or levies on its property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;

                      (b) those imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than sixty (60) days past due;

                      (c) those arising out of pledges or deposits under workmen's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

                      (d) utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of Borrower;

                      (e)   lessors' interests under financing leases;

                      (f) liens on assets of Borrower not covered by the Loan Documents which liens secure obligations of Borrower in the ordinary course of business which in the aggregate for all such obligations of Borrower do not exceed $250,000.00; and

                      (g)   the  Liens  created  pursuant   to   the   Loan
                            Documents.

               7.12 Debt. Not create or permit to exist any Debt without the prior written consent of Banks, if, as a result thereof, exclusive of the indebtedness contemplated by this Agreement, the aggregate amount of Debt of Borrower would exceed the sum of $250,000.00.

               7.13 Redemptions, etc. Not, without the prior written approval of Banks: (1) redeem, purchase or acquire, directly or indirectly, any of its stock; (2) authorize or issue additional stock of any class; (3) authorize any new class of stock;
          (4) authorize any currently existing or new classes of stock to become voting stock; or (5) sell or transfer any treasury shares of stock. Provided, however, subparts (2) through (5) of this
          Section 7.13 shall not apply except to the extent that as a result thereof either (a) the Labordes would fail to retain at least forty-five percent (45%) of the issued and outstanding stock of Borrower, or (b) the Wilsons would fail to retain at least forty-five percent (45%) of the issued and outstanding stock of Borrower. For purposes of this Section 7.13, the Labordes and the Wilsons shall be deemed owners of the issued and outstanding stock of Borrower with respect to any issued and outstanding stock that is owned either by the Labordes or the Wilsons, any descendant of the Labordes or the Wilsons, any trust for the exclusive benefit of the Labordes or the Wilsons or any descendant of the Labordes or the Wilsons, or the respective estates of the Labordes or the Wilsons or any descendant of the Labordes or the Wilsons if said stock will ultimately pass from the respective estates of the Labordes or the Wilsons to a descendant or a trust for the exclusive benefit of a descendant of the Labordes or the Wilsons.

               7.14 Capital Expenditures. Not make capital expenditures which would exceed $9,000,000.00 in calendar year 1996; $8,000,000.00 in calendar year 1997; or $2,000,000.00 per calendar year thereafter.

               7.15 Dividends. Not declare or pay any dividends or make any other distribution on account of, or purchase, acquire, redeem or retire any capital stock of, Borrower, whether now or hereafter outstanding, provided that, so long as there is no Event of Default hereunder and Borrower continues as an S Corporation, Borrower shall be permitted to pay the following cash dividends on a cumulative basis, to-wit:

                      (a) commencing with Borrower's first fiscal quarter 1996 and with respect to each fiscal quarter thereafter, regular dividends not to exceed 40% of Borrower's pretax income earned in the fiscal quarter immediately prior to the fiscal quarter in question, as determined in accordance with GAAP; and

                      (b) commencing annually in 1996, special dividends not to exceed 65% of Borrower's pretax income earned in the fiscal year of Borrower immediately prior to the fiscal year in question, as determined in accordance with GAAP and as provided in the audited financial statements furnished to Agent pursuant to
                            Section 7.1(a) hereof, less the sum of dividends paid in the 2nd, 3rd, and 4th fiscal quarters of such prior fiscal year and dividends paid in the 1st fiscal quarter of the fiscal year in question.

               7.16 Shareholder or Employee Loans. Not make advances or loans to Borrower's employees or shareholders which exceed the aggregate amount of $100,000.00.

               7.17 Change in Business. Carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted; provided, however, that the foregoing shall not prevent Borrower from engaging in new and additional activities as long as said activities are in substantially the same fields of enterprise as are currently being engaged in by Borrower.

               7.18   Accounts   Receivable.    Provide  Banks  with  aging
          reports of Borrower's accounts receivable on a monthly basis.

               7.19   Compliance   with  Agreements.    Comply   with   all
          indentures, mortgages, deeds of trust and other agreements binding on it or affecting its properties or business.

               7.20 Further Assurances. Execute and deliver such further documentation as may be requested by Banks or Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents and to preserve and perfect the Liens of Banks or Agent for the benefit of Banks, as the case may be, in the Collateral.

               7.21 Disposition of Assets. Not sell, lease, assign, transfer or otherwise dispose of any of its assets, except dispositions of inventory and equipment in the ordinary course of business and as otherwise provided in this Agreement.

               7.22 Change Tax I.D. Number. Not change its Federal Taxpayer Identification Number as set forth in Section 6.24 hereof without giving Agent at least sixty (60) days' prior written notice.

               7.23 Indemnity. Indemnify, defend and hold Agent and Banks and their respective directors, officers, agents, attorneys and employees harmless from and against all claims, demands, causes of action, liabilities, losses, costs and expenses
          (including, without limitation, costs of suit, reasonable legal fees and fees of expert witnesses) arising from or in connection with (a) the presence in, on or under any property of Borrower (including, without limitation, the Real Property and the GIFI Property) of any Hazardous Substance or Solid Waste, or any releases or discharges (as the terms "release" and "discharge" are defined under any applicable Environmental Law) of any Hazardous Substance or Solid Waste on, under or from such property, (b) any activity carried on or undertaken on or off such property of Borrower, whether prior to or during the term of this Agreement, and whether by Borrower or any predecessor in title to Borrower's property or any officers, employees, agents, contractors or subcontractors of Borrower or any predecessor in title to Borrower's property, or any third persons at any time occupying or present on such property, in connection with the handling, use, generation, manufacture, treatment, removal, storage, decontamination, clean-up, transportation or disposal of any Hazardous Substance or Solid Waste at any time located or present on or under any of the aforedescribed property, or
          (c) any breach of any representation, warranty or covenant under the terms of this Agreement. The foregoing indemnity shall further apply to any residual contamination on or under any or all of the aforedescribed property, or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the use, handling, storage, transportation or disposal of any Hazardous Substance or Solid Waste, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances. The indemnity described in this Section shall survive the termination of this Agreement for any reason whatsoever.

               7.24   GIFI  Property.   Not  create  a  Lien  on  the  GIFI
          Property in favor of, or otherwise convey the GIFI Property to, any Person without the prior written consent of Banks.

               Section 8.   Conditions Precedent to Extensions of Credit.

               The obligation of Banks to extend credit to Borrower under this Agreement is subject to the satisfaction of the conditions precedent, in addition to the applicable conditions precedent set forth in Section 9 below with respect to Advances and/or Letters of Credit, that Borrower shall have delivered, or caused to be delivered, to Banks in form and substance satisfactory to Banks:

               8.1 Borrower's Resolutions. Copies, duly certified by the secretary or assistant secretary of Borrower, of (a) the resolutions of Borrower's Board of Directors authorizing the borrowings hereunder and the execution and delivery of all of the Loan Documents to which Borrower is a party, (b) all documents evidencing other necessary corporate action and (c) all approvals or consents, if any, with respect to the Loan Documents.

               8.2 Notes. Its duly executed Notes payable to the order of Banks.

               8.3 Incumbency. Certificates of Borrower's secretary or assistant secretary, substantially in the form of Exhibit "I" hereto, certifying the name of the officers of Borrower authorized to execute the Loan Documents, and all other documents or certificates to be delivered hereunder, together with the true signatures of such officers.

               8.4 Certification. A certificate, substantially in the form of Exhibit "J" hereto, of the president or chief financial officer of Borrower as to the matters set out in Sections 9.1 and
          9.2 hereof.

               8.5    GIF  Collateral  Mortgage.   The  duly  executed  GIF
          Collateral Mortgage.

               8.6 GIF Collateral Chattel Mortgages. The duly executed GIF Collateral Chattel Mortgages.

               8.7    Lease   Assignment.    The   duly    executed   Lease
          Assignment.

               8.8 GIFI Collateral Chattel Mortgage. The duly executed GIFI Collateral Chattel Mortgage.

               8.9 Real Property Collateral Mortgage. The duly executed Real Property Collateral Mortgage.

               8.10   Security   Agreement.   The  duly  executed  Security
          Agreement.

               8.11   Financing Statement.   The  duly  executed  Financing
          Statement.

               8.12   Other   Documents.   Any  and  all  other  documents,
          agreements and/or instruments reasonably requested by Bank.

               8.13 Opinion. The opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, counsel to Banks and Agent, addressed to Banks and Agent, to the effect that (a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana; (b) Borrower has full power to execute, deliver and perform its obligations under this Agreement, the Notes and the Collateral Documents;
          (c) such actions have been duly authorized by all necessary corporate action, and are not in conflict with any provision of law or of the charter or by-laws of Borrower, nor to the best of counsel's knowledge, in conflict with any agreement binding upon Borrower; and (d) this Agreement, the Notes, the Real Property Collateral Mortgage, the Lease Assignment, the Security Agreement and the Financing Statement are the legal and binding obligations of Borrower enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bank-ruptcy, reorganization, moratorium or similar laws.

               8.14 Real Property Title Insurance. A mortgagee's title policy in the amount of $3,000,000.00 with respect to the Real Property Collateral Mortgage, in form and substance satisfactory to Banks.

               Section 9. Additional Conditions Precedent to Advances and/or Letters of Credit.

               The obligation of Banks to make any Advance and/or issue any Letter of Credit under the Credit Facilities is subject to, in addition to the satisfaction of all other conditions precedent applicable to the Credit Facilities and set forth in Section 8 above, the satisfaction of each of the following conditions precedent:

               9.1 Default. Before and after giving effect to such Advance and/or Letter of Credit under the Credit Facility in question, no Event of Default shall have occurred and be con-tinuing.

               9.2 Warranties. Before and after giving effect to such Advance and/or Letter of Credit under the Credit Facility in question, the representations and warranties in Section 6 hereof shall be true and correct as though made on the date of such Advance and/or Letter of Credit under the Credit Facility in question, except for such changes as are specifically permitted hereunder. With respect to such changes, the Banks hereby specifically permit the Wilsons and the Labordes to reduce their respective ownership interests in Borrower to forty-five percent (45%) of Borrower's issued and outstanding stock in order to permit employees of Borrower to acquire up to ten percent (10%) of Borrower's issued and outstanding stock, and upon such reduction, the representation and warranty in Section 6.13 shall be automatically deemed to reflect the Labordes' and Wilsons' new ownership percentages.

               Section 10.  Events of Default.

               The following events shall constitute Events of Default hereunder and under the Credit Facilities, individually and collectively, and under all other Loan Documents:

               10.1    Payment.   Default in the payment of principal on any
          one or more of the Notes when due, or default in the payment of any interest on any one or more of the Notes or any expense or fee hereunder or under any of the other Loan Documents, which default shall continue for a period of five (5) days following written notice thereof to Borrower from Banks or Agent;

               10.2    Other  Indebtedness.    Any   other  indebtedness  of
          Borrower is not paid at maturity or becomes due and payable prior to its expressed maturity by reason of any default by Borrower in the performance or observance of any obligation or condition thereunder which default shall continue for a period of thirty
          (30) days following written notice thereof to Borrower from Banks or Agent;

               10.3 Other Default. Any default of any other obligation of Borrower under the terms of any note or notes, mortgage, indenture, loan agreement or security document of Borrower, including, without limitation, any of the Loan Documents, which default shall continue for a period of thirty (30) days following written notice thereof to Borrower from Banks or Agent, it being expressly understood and agreed that a default under any note, mortgage, indenture, loan agreement or security document of
          Borrower,   including,   without  limitation,  any  of  the  Loan
          Documents, shall constitute a default under all other notes, mortgages, indentures, loan agreements and security documents held by Banks or Agent, including, without limitation, the Loan Documents;

              10.4 Insolvency. Borrower becomes insolvent or admits in writing its inability to pay its debts as they mature or applies for, consents to, or acquiesces in the appointment of a trustee or receiver for Borrower or any of its property; or, in the absence of such application, consent or acquiescence, a trustee or receiver is appointed for Borrower or for a substantial part of any of its property and is not discharged within thirty (30) days; or any bankruptcy, reorganization, debt arrangement, or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is instituted by or against Borrower, and if instituted against Borrower, it is consented to or acquiesced in by Borrower, or remains for thirty (30) days undismissed; or any warrant of attachment is issued against any substantial portion of the property of Borrower which is not released within thirty (30) days of service;

               10.5 ERISA. The PBGC applies to a United States District Court for the appointment of a trustee to administer any Plan adopted, established or maintained by Borrower, or for a decree adjudicating that any such Plan must be terminated; a trustee is appointed pursuant to ERISA to administer any such Plan; any action is taken to terminate any such Plan or any such Plan is permitted or caused to be terminated if, at the time such action is taken or such termination of such Plan occurs, the Plan's "vested liabilities," as defined in Section 3(25) of ERISA, exceed the then value of its assets at the time of such termination;

               10.6    Agreements.   Default  in the performance of  any  of
          Borrower's  covenants  and/or  agreements   set   forth  in  this
          Agreement and/or any of the other Loan Documents (and not constituting an Event of Default under any of the preceding subsections of this Section 10), which default shall continue for a period of thirty (30) days after written notice thereof to Borrower from Banks or Agent;

               10.7    Representation  or  Warranty.   Any representation or
          warranty made by Borrower herein is untrue in any material respect, or any schedule, statement, report, notice or writing furnished by Borrower or any of the Owners to Banks is untrue in any material respect on the date as of which the facts set forth are stated or certified which default shall continue for a period of thirty (30) days after written notice thereof to Borrower from Banks or Agent;

               10.8 Change in Ownership of Borrower. Either: (a) the Labordes fail to retain ownership of at least forty-five percent (45%) of the issued and outstanding stock of Borrower (provided, however, that no Event of Default shall occur under this Agreement so long as at least forty-five percent (45%) of the issued and outstanding stock of Borrower is owned by the Labordes, any descendant of the Labordes, any trust for the exclusive benefit of the Labordes or any descendant of the Labordes, or the respective estates of the Labordes or any descendant of the Labordes if said stock will ultimately pass from the respective estates of the Labordes to a descendant or a trust for the exclusive benefit of a descendant of the Labordes); or (b) the Wilsons fail to retain ownership of at least forty-five percent (45%) of the issued and outstanding stock of Borrower (provided, however, that no Event of Default shall occur under this Agreement so long as at least forty-five percent (45%) of the issued and outstanding stock of Borrower is owned by the Wilsons, any descendant of the Wilsons, any trust for the exclusive benefit of the Wilsons or any descendant of the Wilsons, or the respective estates of the Wilsons or any descendant of the Wilsons if said stock will ultimately pass from the respective estates of the Wilsons to a descendant or a trust for the exclusive benefit of a descendant of the Wilsons).

               Upon the occurrence of any Event of Default, Banks, or Agent upon the direction of Banks, in addition to all of the remedies conferred upon Agent and/or Banks under law, in equity or under any of the Loan Documents, may declare the Commitments to be terminated and the Notes to be due and payable, whereupon the Commitments shall immediately terminate, and the Notes shall become immediately due and payable, without notice of any kind, except that if an event described in Section 10.4 occurs, the Commitments shall immediately terminate, and the Notes shall become immediately due and payable without declaration or notice of any kind.

               Section 11.  Agent.

               11.1 Authorization and Action. Each Bank hereby appoints and authorizes Agent to execute the Collateral Documents on behalf of each such Bank and to take such action as Agent on such Bank's behalf, and to exercise such powers under the Loan Documents, as are delegated to Agent by the terms thereof, together with such other powers as are reasonably incidental thereto, including, without limitation, the enforcement of the Loan Documents in accordance with the terms thereof (including, without limitation, the collection of the Notes), and Agent hereby accepts such appointment. As to any matters not expressly
          provided   for   by   the   Loan  Documents  (including,  without
          limitation, enforcement or collection of the Notes), Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Banks and such instructions shall be binding upon Banks; provided, however, that Agent shall not be required to take any action which exposes Agent to personal liability or which is contrary to any of the Loan Documents or applicable law. Agent shall not consent to any amendment of this Agreement or any of the other Loan Documents (and no amendment by Banks shall be effective without consent of Agent), the effect of which would be to increase the amount of the Loans or extend the maturity of any obligation, reduce the bases on which any interest is computed, release any Collateral, waive any provision regarding covenants or obligations of Borrower or the Owners or Events of Default, without the express written consent of all Banks.

               11.2 Agent's Reliance, Etc. Neither Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with any of the Loan Documents except for its or their own gross negligence or willful misconduct. Without limitation
          of the generality of the foregoing,  Agent:   (i) may  treat  the
          payee of any Note as the holder thereof until Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to Agent; (ii) may consult with legal counsel (including counsel for Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any
          statements,   warranties   or   representations  made  in  or  in
          connection with any of the Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any of the Loan Documents on the part of Borrower or to inspect the property (including the books and records) of Borrower; (v) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the Loan Documents or any other instruments or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of any of the Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, cable or telex) believed by it to be genuine and signed by the proper party or parties.

               11.3 First NBC and Affiliates. With respect to the Notes payable to the order of First NBC and the portion of the Commitments applicable to First NBC, First NBC shall have the same rights and powers under the Loan Documents as the other Bank and may exercise the same as though it were not Agent; and the
          term   "Bank"   or  "Banks"  shall,  unless  otherwise  expressly
          indicated, include First NBC in its individual capacity. Without limiting the generality of the foregoing, First NBC and its affiliates may accept deposits from, and generally engage in any kind of business with, Borrower, and any person, firm or corporation who may do business with or own securities of Borrower, all as if First NBC were not Agent and without any duty to account therefor to Banks.

               11.4 Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon Agent or any other Bank and based on the financial statements furnished by Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter
          into this Agreement.   Each  Bank also acknowledges that it will,
          independently and without reliance upon Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit
          decisions   in  taking  or  not  taking  action  under  the  Loan
          Documents. Each Bank acknowledges that a copy of this Agreement has been made available to it and each Bank acknowledges that it is satisfied with the form and substance of this Agreement.

               11.5    Indemnification.   Banks  agree to indemnify and hold
          Agent harmless (to the extent not reimbursed by Borrower), ratably according to the respective principal amounts of the Notes then held by each of them (or if no Notes are at the time outstanding, ratably according to the respective amounts of their commitments hereunder), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of any of the Loan Documents or any action taken or omitted by Agent under any of the Loan Documents (including, without limitation, attorneys' fees and other costs associated with defending Agent against any of the foregoing), provided that no Bank shall be liable for any
          portion  of  such  liabilities,  obligations,  losses,   damages,
          penalties,   actions,   judgments,   suits,  costs,  expenses  or
          disbursements resulting from Agent's gross  negligence  or wilful
          misconduct.   Without  limitation  of  the  foregoing,  each Bank
          agrees to reimburse Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including attorneys' fees) incurred by Agent in connection with the preparation, execution, administration, or enforcement of, or the preservation of any rights under, the Loan Documents, to the extent that Agent is not reimbursed for such expenses by Borrower.

               11.6    Successor  Agent.   Agent  may  resign at any time by
          giving written notice thereof to Banks and Borrower and may be removed at any time with or without cause by Banks by notice to Borrower. Upon any such resignation or removal, Banks shall have the right to appoint a successor agent by notice to Borrower. If no successor agent shall have been so appointed by Banks, and shall have accepted such appointment, within thirty (30) days after Agent's giving of notice of its resignation, then Agent may, on behalf of Banks, appoint a successor agent, by notice to Borrower and Banks, which successor agent shall be a commercial bank organized under the laws of the United States of America or any state thereof having a combined capital and surplus of at
          least $5,000,000.   Upon  the  acceptance  of  any appointment as
          Agent by a successor agent, such successor agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of Agent, and Agent shall be discharged from its duties and obligations under the Loan Documents. After Agent's resignation or removal hereunder as Agent, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents.

               11.7 Benefits of Section. None of the provisions of this Section shall inure to the benefit of Borrower or any Person other than Banks; consequently, neither Borrower nor any other Person shall be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the failure of any Bank to comply with such provisions.

               11.8 Change in Specified Percentage. No Bank shall assign outright its entire interest in the Credit Facilities or the Commitments or make any participation without the consent of the other Bank and Agent.

               Section 12.  General.

               12.1 Definitions. As used in this Agreement, terms used herein with initial capital letters shall have the following meanings, unless defined elsewhere in this Agreement or unless the context clearly indicates otherwise:

                      "Advance"  means  a sum advanced by Banks to Borrower
               pursuant to either of the Credit Facilities.

                      "Agent" has the meaning  ascribed  to the term on the
               first page hereof.

                      "Agreement"  means  this Fifth Amended  and  Restated
               Revolving Credit and Term Loan Agreement, as it has been and may be amended, restated, modified and/or supplemented from time to time.

                      "Assignment" has the meaning ascribed  to the term in
               the recitals to this Agreement.

                      "Bank" and "Banks" have the meanings ascribed  to the
               terms on the first page hereof.

                      "Benefitted  Bank"  has  the  meaning ascribed to the
               term in Section 4.2 hereof.

                      "Borrower" has the meaning ascribed  to  the  term on
               the first page hereof.

                      "Borrowing  Base"  means  an  amount  equal to eighty
               percent (80%) of the Eligible Receivables at the time in question.

                      "Borrowing  Date" means any Business Day specified in
               a notice pursuant to Section 3.7 as a date on which Borrower requests Banks to make Advances hereunder.

                      "Business Day" means each Monday, Tuesday, Wednesday,
               Thursday and Friday which is not a legal holiday for commercial banks in the State of Louisiana.

                      "Capitalized   Leases"   means   capital  leases  and
               subleases, as defined in the Financial Accounting Standards Board Statement of Financial Accounting Standard No. 13, dated November 1976, as amended.

                      "Cash  Flow"  means,  for  any  period  in  question,
               (a) the net income of Borrower plus depreciation and interest, each determined in accordance with GAAP, less
               (b) dividends and other distributions made by Borrower to its shareholders during such period.

                      "Collateral"  means  all  property  described in  and
               subject to the Collateral Documents and any and all other property hereafter made subject to a Lien to secure the payment and performance of the Obligations.

                      "Collateral  Documents"  means  the  GIF   Collateral
               Mortgage, the GIF Collateral Chattel Mortgages, the GIFI Collateral Chattel Mortgage, the Lease Assignment, the Real Property Collateral Mortgage, the Security Agreement, the Financing Statement and any and all other documents, instruments and agreements delivered to Agent or Banks to secure the Loans and/or any other obligations described in this Agreement, as the foregoing may be amended, modified or supplemented from time to time.

                      "Commitments"  means, collectively, the Non-Revolving
               Commitment and the Revolving Commitment.

                      "Conversion Date"  means  April  1, 1997, the date on
               which all previously made Non-Revolving Advances shall automatically convert to a term loan in accordance with
               Section 1.1 hereof.

                      "Credit Facilities" has the  meaning  ascribed to the
               term in Section 1.2 hereof.

                      "Debt"  means:   (a) all obligations of Borrower  for
               borrowed money, (b) all obligations of Borrower evidenced by bonds, notes, debentures or other similar instruments,
               (c) all obligations of Borrower to pay the deferred purchase price of property or services, except trade accounts payable by Borrower arising in the ordinary course of business which are not past due by more than sixty (60) days unless such trade accounts payable are being contested in good faith by appropriate proceedings, (d) all obligations of Borrower under any Capitalized Leases, (e) all obligations of Borrower under guaranties, endorsements (other than for collection or deposit in the ordinary course of business), assumptions or other contingent obligations, in respect of, or to purchaser or otherwise acquire, any obligation or indebtedness of Borrower, or any other obligations, contingent or otherwise, (f) all obligations secured by a Lien (except trade accounts payable by Borrower arising in the ordinary course of business which are not past due by more than sixty (60) days unless such trade accounts payable are being contested in good faith by appropriate proceedings secured by a vendor's lien) existing on property owned by Borrower, whether or not the obligations secured thereby have been assumed by Borrower or are non-recourse to the credit of Borrower, (g) all reimbursement obligations of Borrower, other than performance bonds of Borrower (whether contingent or otherwise), relating to letters of credit, bankers' acceptances and similar instruments, and (h) all liabilities of Borrower in respect of unfunded vested benefits under any Plan; provided, however, the term "Debt" shall not include money borrowed by Borrower to pay premiums on insurance policies obtained by Borrower in the ordinary course of Borrower's business.

                      "Debt Service" means, for any period in question, the
               sum of (a) all interest due and payable by Borrower to any Person during such period and (b) the aggregate amount of all principal due and payable during such period under this Agreement and any of the other Loan Documents.

                      "Default Rate" has the meaning  ascribed  to the term
               in Section 3.2 hereof.

                      "Eligible Receivables" shall mean, as of any date, an
               amount equal to the aggregate invoice amount owing on all trade accounts receivable of Borrower for goods sold, after deducting each such account that is unpaid ninety (90) days after the original invoice date thereof.

                      "Environmental Laws" means any and all federal, state
               and local laws, regulations, ordinances, orders and require-ments pertaining to health, safety or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq., the Clean Water Act, 33 U.S.C. Section 1251 et seq., the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., the Louisiana Environmental
               Quality Act, La. R.S. 30:2001, et seq., and all similar laws, regulations and requirements of any governmental authority or agency having jurisdiction over Borrower or any of its properties or assets, as such laws, regulations and requirements may be amended or supplemented from time to time.

                      "Equipment" means all machinery, equipment, furniture
               and furnishings and other property described as "General Equipment" in the Security Agreement, now or hereafter owned by Borrower.

                      "Event of Default" means  the occurrence of any event
               described in Section 10 hereof or the occurrence of any other event which with the lapse of time, or lapse of time and notice to Borrower would constitute an Event of Default.

                      "Existing Security"  means  all  security  granted by
               Borrower to Banks pursuant to the Collateral Documents and other Loan Documents including, without limitation, the Second Loan Agreement Security and the Third Loan Agreement Security.

                      "Financing   Statement"  means  the  UCC-1  Financing
               Statement referred to in Section 5.1 hereof, as such instrument may be modified, supplemented and/or amended from time to time.

                      "First Amended and Restated  Loan  Agreement" has the
               meaning ascribed to the term in the recitals to this Agreement.

                      "First NBC" has the meaning ascribed  to  the term in
               the recitals to this Agreement.

                      "Fixtures" means any and all goods and other property
               that, after placement on the Real Property and/or the GIFI Property, become component parts thereof.

                      "FNBC  LIBO  Rate":  with  respect  to  each Interest
               Period pertaining to a LIBO Rate Advance, the rate per annum equal to the rate quoted on page 16 of the Telerate screen (or such other page as may replace the LIBO page on that service for displaying London interbank offered rates of major banks) at approximately 11:00 a.m. New Orleans, Louisiana time (or as soon thereafter as is practicable) on the day that is one Business Day prior to the beginning of such Interest Period for Eurodollar deposit instruments issued on the first day of such Interest Period for the number of months comprised therein and in an amount comparable to the amount of the LIBO Rate Advance to which such Interest Period applies. The FNBC LIBO Rate determined by Agent with respect to a particular Interest Period shall be fixed at such rate for the duration of such Interest Period.

                      "Fourth Amended and Restated  Loan Agreement" has the
               meaning ascribed to the term in the recitals to this Agreement.

                      "Fourth Loan Agreement" has the  meaning  ascribed to
               the term in the recitals to this Agreement.

                      "GAAP"    means    generally    accepted   accounting
               principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles observed in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

                      "GIF"  has the meaning ascribed to the  term  on  the
               first page hereof.

                      "GIF    Collateral    Chattel    Mortgages"    means,
               collectively, the Original GIF Collateral Chattel Mortgage and the Second GIF Collateral Chattel Mortgage.

                      "GIF Collateral Mortgage"  means,  collectively,  the
               GIF Property Collateral Note, the GIF Property Collateral Mortgage, the GIF Property Pledge Agreement and the GIF Property First Additional Pledge Agreement referred to in
               Section 5.1 hereof, as such instruments may be modified, supplemented and/or amended from time to time.

                      "GIF   Equipment"   means  all  equipment  and  other
               property described in and subject to the GIF Collateral Chattel Mortgages.

                      "GIF Property" means the land, improvements and other
               property described in and subject to the GIF Collateral Mortgage and the Real Property Collateral Mortgage.

                      "GIFI" has the meaning ascribed to the  term  on  the
               first page hereof.

                      "GIFI Collateral Chattel Mortgage" means collectively
               the GIFI Equipment Collateral Note, the GIFI Equipment Collateral Chattel Mortgage and the GIFI Equipment Pledge Agreement referred to in Section 5.1 hereof as creating a first mortgage lien on the GIFI Equipment, as such instru-ments may be modified, supplemented and/or amended from time to time.

                      "GIFI Collateral Mortgage" means that certain  Act of
               Collateral Mortgage of Borrower, dated July 27, 1989, in favor of Mortgagee and any and all future holders, recorded in the mortgage records of Terrebonne Parish, Louisiana, in Mortgage Book No. 811, folio 158, under Entry No. 850042, which mortgage has been released by First NBC.

                      "GIFI  Equipment"  means   the  equipment  and  other
               property described in and subject to the GIFI Collateral Chattel Mortgage and the Security Agreement.

                      "GIFI Property" means the property heretofore subject
               to the GIFI Collateral Mortgage and the property described on Exhibit "K" hereto.

                      "Hazardous Substance"  has  the  meaning specified in
               any applicable Environmental Law and means any substance, product, waste, pollutant, material, chemical, contaminant, constituent or other material which is or becomes listed, regulated or addressed under any Environmental Law, including, without limitation, asbestos, petroleum and polychlorinated biphenyls.

                      "Interest Period" means with respect to any LIBO Rate
               Advance:

                            (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such LIBO Rate Advance and ending one, two, or three months thereafter, as selected by Borrower in its notice to Agent of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                            (ii) thereafter, each period commencing on the day immediately following the last day of the next preceding Interest Period applicable to such LIBO Rate Advance and ending one, two or three months thereafter, as selected by Borrower by notice to Agent not less than one (1) Business Day prior to the last day of the then current Interest Period with respect thereto; and

                      provided, that:

                            (x) if any  Interest Period would otherwise end
                      on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                            (y) any Interest Period which, with respect to a LIBO Rate Advance under the Revolving Credit Facility, would otherwise extend beyond the Termination Date shall end on the Termination Date and any Interest Period which, with respect to a LIBO Rate Advance under the Term Credit Facility, would extend beyond the Conversion Date shall end on the Conversion Date; and

                            (z) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

                      "Labordes" means, jointly,  severally and solidarily,
               Margaret Bienvenu, wife of/and Alden J. LaBorde.

                      "LC Commitment" means the lesser  of (a) FIVE MILLION
               AND NO/100 DOLLARS ($5,000,000.00) or (b) the Revolving Commitment at the time in question.

                      "Lease Assignment"  has  the  meaning ascribed to the
               term in Section 5.1 hereof.

                      "Letters of Credit" has the meaning  ascribed  to the
               term in Section 1.2 hereof.

                      "LIBO  Rate":   shall  mean  with respect to each day
               during an Interest Period for a LIBO Rate Advance, an interest rate per annum equal to the sum of (a) two percent (2.00%) plus (b) the FNBC LIBO Rate.

                      "LIBO Rate Advance" means an  Advance  made under the
               Revolving Credit Facility or, until the Conversion Date, the Term Credit Facility which bears interest at the LIBO Rate.

                      "Lien"  means any lien, judgment, mortgage,  deed  of
               trust, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law or otherwise.

                      "Loan Agreement"  has  the  meaning  ascribed to this
               term in the recitals to this Agreement.

                      "Loan  Documents" means collectively this  Agreement,
               the Notes, the GIF Collateral Mortgage, the GIF Collateral Chattel Mortgages, the GIFI Collateral Chattel Mortgage, the Lease Assignment, the Real Property Collateral Mortgage, the Security Agreement, the Financing Statement and any and all other documents, instruments and agreements executed in connection with the Loans, as the foregoing may be modified, supplemented and/or amended from time to time.

                      "Loans"  means  the loans under the Credit Facilities
               and "Loan" means any one of the Loans.

                      "Net Worth" means  the sum of the common stock, addi-
               tional paid-in capital and retained earnings accounts of Borrower, as shown in conformity with GAAP on its balance sheet at the time of such determination, less the amount of any treasury stock shown thereon and less the amount of any intangible assets (such as patents, trademarks, copyrights or goodwill) shown thereon.

                      "New  GIF  Equipment"  means the equipment and  other
               property  described  in  and  subject   to  the  Second  GIF
               Collateral Chattel Mortgage.

                      "Non-Revolving Advance" has the meaning  ascribed  to
               the term in Section 1.1 hereof.

                      "Non-Revolving Commitment" means $10,000,000.

                      "Non-Revolving   Line  of  Credit"  has  the  meaning
               ascribed to the term in Section 1.1 hereof.

                      "Notes" means, collectively,  the  Term Notes and the
               Revolving Notes.

                      "Obligations" means all obligations, indebtedness and
               liabilities of Borrower to Agent and/or either or both of Banks, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligations, indebtedness, and liabilities of Borrower under this Agreement, the Notes and the other Loan Documents, and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

                      "Original  GIF  Collateral  Chattel  Mortgage"  means
               collectively the Original GIF Equipment Collateral Note, the Original GIF Equipment Collateral Chattel Mortgage and the Original GIF Equipment Pledge Agreement referred to in
               Section 5.1 hereof as creating a first mortgage lien on the Original GIF Equipment, as such instruments may be modified, supplemented and/or amended from time to time.

                      "Original  GIF  Equipment"  means  the  equipment and
               other property described in and subject to the Original GIF Collateral Chattel Mortgage and the Second GIF Collateral Chattel Mortgage.

                      "Owners" means, collectively,  the  Labordes  and the
               Wilsons.

                      "PBGC" means the Pension Benefit Guaranty Corporation
               or any entity succeeding to all or any of its functions under ERISA.

                      "Permitted  Liens" has the meaning  ascribed  to  the
               term in Section 7.11 hereof.

                      "Person" means any individual, corporation, business,
               trust, association, company, partnership, joint venture, governmental authority or other entity.

                      "Plan"  has  the  meaning  ascribed  to  the  term in
               Section 6.10 hereof.

                      "Prime Rate" has the meaning ascribed to the term  in
               Section 3.4 hereof.

                      "Prime  Rate Advance" means an Advance made under the
               Revolving Credit Facility or, until the Conversion Date, the Term Credit Facility which bears interest at the Prime Rate.

                      "Prior Notes"  means,  collectively,  the  promissory
               notes executed by Borrower in favor of Banks executed pursuant to the Fourth Loan Agreement.

                      "Real Property" means the property described  in  and
               encumbered by the Real Property Collateral Mortgage.

                      "Real    Property    Collateral    Mortgage"    means
               collectively the Real Property Collateral Note, the Real Property Collateral Mortgage and the Property Additional Pledge Agreement referred to in Section 5.1 hereof, as such instruments may be modified, supplemented and/or amended from time to time.

                      "Revolving  Advance"  has the meaning ascribed to the
               term in Section 1.2 of this Agreement.

                      "Revolving Commitment" means the lesser of (a) TWELVE
               MILLION  AND  NO/100 DOLLARS ($12,000,000.00)  or  (b)  FOUR
               MILLION AND NO/100 DOLLARS ($4,000,000.00) plus the Borrowing Base at the time in question.

                      "Revolving  Credit Facility" has the meaning ascribed
               to the term in Section 1.2 of this Agreement.

                      "Revolving Notes"  has  the  meaning  ascribed to the
               term in Section 2.2 of this Agreement.

                      "Second Amended and Restated Loan Agreement"  has the
               meaning ascribed to the term in the recitals to this Agreement.

                      "Second  Loan  Agreement  Security"  has  the meaning
               ascribed to the term in the recitals of this Agreement.

                      "Second   GIF   Collateral  Chattel  Mortgage"  means
               collectively the Second GIF Equipment Collateral Note, the Second GIF Equipment Collateral Chattel Mortgage and the Second GIF Equipment Pledge Agreement referred to in Section
               5.1 hereof as creating a first mortgage lien on the New GIF Equipment and a second mortgage lien on the Original GIF Equipment, as such instruments may be modified, supplemented and/or amended from time to time.

                      "Security Agreement"  means  the  Security  Agreement
               referred to in Section 5.1 hereof, as such instrument may be modified, supplemented and/or amended from time to time.

                      "Solid  Waste"  has  the  meaning  specified  in  any
               applicable Environmental Law.

                      "Term  Credit  Facility"  has the meaning ascribed to
               the term in Section 1.1 of this Agreement.

                      "Term Notes" has the meaning  ascribed to the term in
               Section 2.1 of this Agreement.

                      "Term Rate" means the sum of (a) two  percent (2.00%)
               per annum plus (b) the "ask yield" on United States Treasury Notes with a maturity of April, 2002 as reported in Section C of the Wall Street Journal on March 31, 1997 (or, if the Wall Street Journal does not report the "ask yield" on such instruments on March 31, 1997, then the "ask yield" on United States Treasury Notes with a maturity in the next earlier month which is reported in the Wall Street Journal on March 31, 1997). The Term Rate shall be determined only once and, as determined, shall apply throughout the remaining term of this Agreement.

                      "Termination Date" means December 31, 1998.

                      "Third Amended and Restated Loan Agreement"  has  the
               meaning ascribed to the term in the recitals to this Agreement.

                      "Third  Loan  Agreement" has the meaning ascribed  to
               the term in the recitals to this Agreement.

                      "Third  Loan  Agreement  Security"  has  the  meaning
               ascribed to this term in the recitals to this Agreement.

                      "UCC" means the Uniform Commercial Code, as in effect
               from time to time in each state where any of the Collateral is located or otherwise has a situs; provided, however, if the Uniform Commercial Code in no particular state is ascertainable or applicable, UCC shall mean the Uniform Commercial Code, as in effect from time to time in the State of Louisiana.

                      "Unused Commitment"  has  the meaning ascribed to the
               term in Section 1.2 hereof.

                      "Whitney" has the meaning ascribed to the term in the
               recitals to this Agreement.

                      "Wilsons" means, jointly, severally  and  solidarily,
               Angelina Mumphrey, wife of/and Huey J. Wilson.

               All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof," "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Section references pertain to this Agreement.

               12.2    Financial  Terms.   Unless  otherwise defined or  the
          context otherwise requires, all financial and accounting terms shall be defined under GAAP.

               12.3    Delay.   No  delay on the part of Banks, Agent or any
          holder of any one or more of the Notes, in the exercise of any power or right shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

               12.4    Notices.   All  notices,  statements,   requests  and
          demands given to or made under any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given or made when deposited in the mail, postage pre-paid, registered or certified mail return receipt requested, or in the case of telegraphic notice, when delivered to the telegraph company, charges prepaid, addressed:

               If to Banks:

                            First National Bank of Commerce
                            210 Baronne Street
                            New Orleans, Louisiana 70112
                            Attention: Mr. J. Charles Freel, Jr.
                                        Vice President

                              and

                            Whitney National Bank
                            228 St. Charles Avenue
                            New Orleans, Louisiana  70130
                            Attention:  Harry C. Stahel
                                        Senior Vice President

                      With a copy to:

                            William H. Hines, Esq.
                            Jones, Walker, Waechter, Poitevent,
                              Carrere & Denegre
                            Place St. Charles
                            201 St. Charles Avenue
                            New Orleans, Louisiana  70170

               If to Agent:

                            First National Bank of Commerce
                            210 Baronne Street
                            New Orleans, Louisiana 70112
                            Attention: Mr. J. Charles Freel, Jr.
                                        Vice President

                      With a copy to:

                            William H. Hines, Esq.
                            Jones, Walker, Waechter, Poitevent,
                              Carrere & Denegre
                            Place St. Charles
                            201 St. Charles Avenue
                            New Orleans, Louisiana  70170

               If to Borrower:

                            Gulf Island Fabrication, Inc.
                            583 Thompson Road
                            Houma, Louisiana 70363
                            Attention:  Kerry J. Chauvin, President

                              or

                            Gulf Island Fabrication, Inc.
                            P.O. Box 310
                            Houma, Louisiana  70361
                            Attention:  Kerry J. Chauvin, President

               With respect to notices to Borrower, such notices shall, if sent by overnight courier or other means requiring a street address, be sent to the first address provided above. If such notices are sent by means not requiring a street address, such notices shall be sent to the second address provided above.

               12.5    Expenses.   Whether  or  not  the Loans are advanced,
          Borrower agrees to reimburse Banks and Agent, upon demand, for all expenses (including reasonable attorneys' fees and legal expenses incurred by Banks and/or Agent) incurred by Banks and/or Agent in the preparation, negotiation and/or execution of the Loan Documents, and in enforcing the obligations of Borrower hereunder or under any of the other Loan Documents, and to pay, and save Banks and Agent harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Agreement, the execution, delivery or issuance of the Notes, and/or the execution, delivery and recordation of the other Loan Documents, which obligations of Borrower shall survive any termination of this Agreement.

               12.6    Severability.   Any provision of this Agreement which
          is prohibited or unenforceable  in  any jurisdiction shall, as to
          such  jurisdiction,  be  ineffective  to   the   extent  of  such
          prohibition   or   unenforceability   without  invalidating   the
          remaining   portions  hereof  or  affecting   the   validity   or
          enforceability of such provision in any other jurisdiction.

               12.7    Counterparts.   This  Agreement may be executed in as
          many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

               12.8 Law. The Loan Documents, and each of them, shall be contracts made under and governed by the laws of the State of Louisiana.

               12.9    Successors.   This  Agreement  shall  be binding upon
          Borrower, Banks, Agent and their respective successors and assigns, and shall inure to the benefit of Borrower, Banks and the successors and assigns of Banks and Agent. Borrower shall not assign its rights, obligations or duties hereunder or under any of the Loan Documents without the prior written consent of
          Banks.   Banks  shall give Borrower written notice of any assign-
          ment of its interests  hereunder  to any other Person, upon which
          assignment  Borrower  shall  perform  all   of   its   respective
          obligations   under   the  Loan  Documents  in  favor  of  Banks'
          assignee(s) as though such assignee(s) were originally a party or parties to this Agreement.

               12.10   Amendments.   No amendment or waiver of any provision
          of this Agreement or consent to any departure therefrom by Borrower, Banks or Agent shall be effective unless the same shall be in writing and signed by Borrower, Banks and Agent and, in the case of a waiver or consent, such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               12.11 Entire Agreement. This Agreement constitutes the en-tire agreement between the parties and supersedes any and all prior agreements with respect to the transactions contemplated hereby.

               12.12   Conflicts.   This  Agreement  is  in  addition to and
          supplements the provisions of the other Loan Documents.   To  the
          extent that the provisions of this Agreement are in conflict with, and not merely in addition to, the provisions of the other Collateral Documents, the provisions of this Agreement shall govern.

               IN WITNESS WHEREOF, the parties hereto and intervenors herein have caused this Agreement to be executed by their respective officers thereunto duly authorized effective as of the date first written above.

                                        BORROWER:

                                        GULF ISLAND FABRICATION, INC.


                                        By:  /s/ Kerry J. Chauvin
                                           ------------------------------
                                             Kerry J. Chauvin, President


                                        BANKS:

                                        FIRST NATIONAL BANK OF COMMERCE


                                        By:  /s/ J. Charles Freel, Jr.
                                           ------------------------------
                                             J. Charles Freel, Jr.,
                                             Vice President


                                        WHITNEY NATIONAL BANK


                                        By:  /s/ Harry C. Stahel
                                           -------------------------------
                                             Harry  C.  Stahel, Senior Vice
                                             President


                                        AGENT:

                                        FIRST NATIONAL BANK OF COMMERCE


                                        By:  /s/ J. Charles Freel, Jr.
                                           -------------------------------
                                             J. Charles Freel, Jr.,
                                             Vice President



                                    ACKNOWLEDGMENT


          STATE OF LOUISIANA

          PARISH OF ORLEANS


               BE IT KNOWN, that on this 23rd day of October,  1996, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared KERRY J. CHAUVIN, appearing herein in his capacity as President of Gulf Island Fabrication, Inc., to me personally known to be the identical person whose name is subscribed to the foregoing Fifth Amended and Restated Revolving Credit and Term Loan Agreement, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said corporation with full authority of its Board of Directors, and that the same instrument is the free act and deed of the said corporation and was executed for the uses, purposes and benefits therein expressed.


          WITNESSES:

          /s/ Witness                           /s/ Kerry J. Chauvin
          ----------------------------       ---------------------------
                                                     KERRY J. CHAUVIN


          /s/ Joseph P. Gallagher, III
          ----------------------------



                                 /s/ Notary Public
                          ----------------------------------
                                    NOTARY PUBLIC




                                    ACKNOWLEDGMENT


          STATE OF LOUISIANA

          PARISH OF ORLEANS


               BE IT KNOWN, that on this 24th day of October, 1996, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared J. CHARLES FREEL, JR., appearing herein in his capacity as Vice President of First National Bank of Commerce, to me personally known to be the identical person whose name is sub-scribed to the foregoing Fifth Amended and Restated Revolving Credit and Term Loan Agreement, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said national banking association, appearing in said agreement in its individual capacity and its capacity as Agent, with full authority of its Board of Directors, and that the same instrument is the free act and deed of the said national bank association and was executed for the uses, purposes and benefits therein expressed.


          WITNESSES:

          /s/ Patsy G. Holwadel                 /s/ J. Charles Freel, Jr.
          -------------------------           ----------------------------
                                                  J. CHARLES FREEL, JR.


          /s/ Pamela B. Poteet
          -------------------------




                              /s/ F. Rivers Lelong, Jr.
                           -------------------------------
                                    NOTARY PUBLIC




                                    ACKNOWLEDGMENT


          STATE OF LOUISIANA

          PARISH OF ORLEANS


               BE IT KNOWN, that on this 24th day of October, 1996, before me, the undersigned authority, duly commissioned, qualified and sworn within and for the State and Parish aforesaid, personally came and appeared HARRY C. STAHEL, appearing herein in his capacity as Senior Vice President of Whitney National Bank, to me personally known to be the identical person whose name is subscribed to the foregoing Fifth Amended and Restated Revolving Credit and Term Loan Agreement, who declared and acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that he executed the same on behalf of said national banking association, appearing in said agreement in its individual capacity, with full authority of its Board of Directors, and that the same instrument is the free act and deed of the said national bank association and was executed for the uses, purposes and benefits therein expressed.


          WITNESSES:

          /s/ Patsy G. Holwadel                 /s/ Harry C. Stahel
          --------------------------           ----------------------------
                                                     HARRY C. STAHEL


          /s/ Pamela B. Poteet
          --------------------------



                             /s/ F. Rivers Lelong, Jr.
                         ---------------------------------
                                    NOTARY PUBLIC




                                       EXHIBITS

          A.   First  NBC's  form  of Application for  Stand-By  Letter  of
               Credit

          B. $5,000,000.00 Term Promissory Note made payable to the order of First NBC

          C. $5,000,000.00 Term Promissory Note made payable to the order of Whitney

          D. $6,000,000.00 Revolving Promissory Note made payable to the order of First NBC

          E. $6,000,000.00 Revolving Promissory Note made payable to the order of Whitney

          F. Second Amendment to Collateral Pledge Agreement and Receipt No. 1000760 (Possessory Collateral Security Agreement) by and among Borrower, Banks and Agent

          G. Second Amendment to Collateral Assignment of Leases and Rents by Borrower

          H.   Second   Amendment   to  Security  Agreement  by  and  among
               Borrower, Banks and Agent

          I.   Incumbency Certificate

          J.   Borrower's Default and Warranty Certificate

          K.   GIFI Property


                                      SCHEDULES

          1.   List of Borrower's Litigation